WADDELL & REED
                    FUNDS, INC.
                       Asset Strategy Fund
                       Growth Fund
                       High Income Fund
                       International Growth Fund
                       Limited-Term Bond Fund
                       Municipal Bond Fund
                       Science and Technology Fund
                       Total Return Fund

                    ANNUAL
                    REPORT
                    ----------------------------------------
                    For the fiscal year ended March 31, 2000

WADDELL & REED ASSET STRATEGY FUND
MANAGERS' LETTER
-----------------------------------------------------------------
MARCH 31, 2000

Dear Shareholder:


     This report relates to the operation of the Asset Strategy Fund for the fiscal year ended March 31, 2000. The discussion, graphs and tables contained in this report will provide you with information regarding the Fund's performance during that period.

     The past fiscal year was heavily influenced by strong U.S. economic growth, the Federal Reserve becoming more concerned about economic growth and its inflationary consequences, the booming market in technology stocks at the end of the year, the buyback by the Treasury of long-term bonds, the war in Kosovo and Y2K concerns. In late spring of 1999, despite the Fed beginning to raise interest rates and Y2K fears mounting, the stock market exhibited strong performance. By October, however, most stock indexes had returned to the April levels. Strong economic reports, coupled with an incipient attitude that Y2K would be a non-event, resulted in a tremendous boom in technology stocks from October 1999 till their recent peak in March of 2000. In the fixed-income market, the strong economy kept the Fed in a tightening mode. However, the situation was complicated by the U.S. Treasury's decision to begin buying back long-term Treasury securities. This action contributed to an inverted yield curve, where the price of the 30-year Treasury rose to a point where the yield was lower than that of short-term Treasuries, making properly judging the value of corporate credits difficult.

     In early November, we dramatically increased the Fund's exposure to stocks. This move was predicated on our assumptions that a move to raise interest rates by the Fed was already discounted by the stock market, that U.S. economic growth would remain moderate, with low inflation, and that the economic outlook for Europe and Asia would continue to improve. Based on these assumptions, we believed the outlook for the U.S. equity market would be very positive going into 2000. Due to our heavy concentration on equities during the year, the Fund's few fixed-income investments were largely either defensive (short-term Treasuries) or provided high yields (emerging market securities).

     The strategies and techniques we applied resulted in the Fund substantially outperforming the indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the stock market (the S&P 500 Index), one-month certificates of deposit (the Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit), the bond market (the Salomon Brothers Broad Investment Grade Debt Index), and the universe of portfolios with similar investment objectives (the Lipper Flexible Portfolio Funds Universe Average). A variety of indexes is presented because the Fund invests in stocks, bonds and other instruments. The equity portion of the Fund contributed significantly to the Fund's overall performance, aided in large part by the Fund's overweighting in technology and its reduced exposure to health care.

     The strength of the economy and the Fed's reaction should be the most important factors affecting the financial markets over the next twelve months. It has been a virtuous cycle thus far, with stronger economic growth yielding higher incomes, greater confidence, and rising stock prices. This led to more wealth, confidence, and spending, which in turn drives the economy. The question is, how long can this continue? We believe the Fed will keep tightening in an effort to slow the growth of the economy and, indirectly, the stock market. We are preparing for the anticipated transition from so-called "new era" companies, with high stock prices and little or no earnings, to "old era" companies, with solid earnings records and low stock valuations. For now, short-term Treasuries will likely be the dominant fixed-income investment for the Fund. Should the prospect of a recession materialize, a greater portfolio allocation to cash and Treasuries in the one to ten-year range is probable. We are prepared to shift assets dramatically away from domestic equities for defensive purposes in the event we believe market conditions warrant.

     Thank you for your continued confidence.


Respectfully,
Michael L. Avery
Daniel J. Vrabac
Managers, Waddell & Reed Funds, Inc. Asset Strategy Fund

             Comparison of Change in Value of $10,000 Investment in
                      Asset Strategy Fund, Class C Shares,
                               The S&P 500 Index,
            The Salomon Brothers Broad Investment Grade Debt Index,
   The Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit and The Lipper Flexible Portfolio Funds Universe Average

                                                Salomon
                                      Salomon  Brothers    Lipper
                    Asset            BrothersShort-Term  Flexible
                 Strategy               Broad Index for Portfolio
                    Fund,          Investment   1 month     Funds
                  Class C   S&P 500     GradeCertificatesUniverse
                   Shares     IndexDebt Indexof Deposit   Average
               ----------------------------------------------------------
     04/30/95 Purchase10,000 10,000    10,000    10,000    10,000
     03/31/96      10,300    12,832    10,936    10,541    11,318
     03/31/97      10,212    15,366    11,473    11,122    12,443
     03/31/98      12,758    22,748    12,848    11,760    16,018
     03/31/99      12,987    26,963    13,682    12,406    17,008
     03/31/00      18,129    31,862    13,930    13,097    19,480


     ====      Asset Strategy Fund, Class C Shares (1)(2) -- $18,129
     ++++      S&P 500 Index (1) -- $31,862
     -+-+-+    Salomon Brothers Broad Investment Grade Debt Index (1) -- $13,930
     *--*--    Salomon Brothers Short-Term Index for 1 Month Certificates of
               Deposit (1) --  $13,097
     ----      Lipper Flexible Portfolio Funds Universe Average (1) -- $19,480

(1) Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the investments were effected as of April 30, 1995.

(2) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund.

         Average Annual Total Return*
                    Class C**  Class Y
         -----------------------------
Year Ended
   3/31/00          39.60%     40.85%
4+ Years Ended
   3/31/00***       12.77%     N/A
Life of Class Y ****N/A        15.15%

   *Total return for the Class Y shares may be greater than that of the Class C shares because the Fund's Class Y shares are not subject to a contingent deferred sales charge and have a lower 12b-1 fee.
  **Performance data quoted represents past performance. Performance data from 3/24/00 represents the actual performance of Class C shares. Performance data prior to 3/24/00 represents the performance of Class B shares, but reflects the deduction of sales charges that would apply to an investment in Class C shares. Class B shares were combined with Class C shares effective 3/24/00 and were redesignated as Class C shares. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The maximum contingent deferred sales charge (CDSC) is 1%, declining to zero at the end of the first year after investment.
 ***4/20/95 (the initial offering date) through 3/31/00
****12/29/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 3/31/00.

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
-----------------------------------------------------------------
ASSET STRATEGY FUND

Stocks 70%                 OBJECTIVE:   To seek high total return
(can range from 0-100%)                 over the long term.

Bonds 25%
(can range from 0-100%)     STRATEGY:   Invests in stocks, bonds and
                                        short-term instruments.  Within
Short-Term Instruments 5%               each of these classes, the Fund
(can range from 0-100%)                 may invest in both domestic and foreign
                                        securities.  The Fund selects an
                                        allocation mix which represents the way
                                        the Fund's investments will generally be allocated over the long term as indicated in the accompanying chart.
                                        This mix will vary over shorter time
                                        periods as Fund holdings change based on the current outlook for the different markets.

                             FOUNDED:   1995

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY (March, June, September and
                                        December)

PERFORMANCE SUMMARY - Class C Shares

        PER SHARE DATA
For the Fiscal Year ended March 31, 2000
----------------------------------------

DIVIDENDS PAID                   $0.05
                                 =====

CAPITAL GAINS DISTRIBUTION       $0.30
                                 =====

NET ASSET VALUE ON
    3/31/00 $15.21 adjusted to: $15.51(A)
    3/31/99                      11.20
                                ------
CHANGE PER SHARE                $ 4.31
                                ======

(A)This number includes the capital gains distribution of $0.30 paid in December 1999 added to the actual net asset value on March 31, 2000.

Past performance is not necessarily indicative of future results.

TOTAL RETURN HISTORY

                                      Average Annual
Period                                Total Return*
------                                --------------
1-year period ended 3-31-00                39.60%
Period from 4-20-95**
  through 3-31-00                          12.77%

 *Performance data from 3/24/00 represents the actual performance of Class C shares. Performance data prior to 3/24/00 represents the performance of Class B shares, but reflects the deduction of sales charges that would apply to an investment in Class C shares. Class B shares were combined with Class C shares effective 3/24/00 and were redesignated as Class C shares. The maximum contingent deferred sales charge (CDSC) is 1%, declining to zero at the end of the first year after investment.

**Initial public offering of the Fund.

  Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 2000, Asset Strategy Fund had net assets totaling $52,715,830 invested in a diversified portfolio of:

   82.01% Common Stocks
    7.71% Cash and Cash Equivalents and Options
    7.55% United States Government Securities
    1.69% Bullion
    0.55% Corporate Debt Security
    0.49% Other Government Security

As a shareholder of Asset Strategy Fund, for every $100 you had invested on March 31, 2000, your Fund owned:

  $82.01Common Stocks
    7.71Cash and Cash Equivalents and Options
    7.55United States Government Securities
    1.69Bullion
    0.55Corporate Debt Security
    0.49Other Government Security

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 2000

                                                Troy
                                              Ounces        Value

BULLION - 1.69%
 Gold  ...................................     3,204     $  892,014
 (Cost: $934,404)

                                              Shares

COMMON STOCKS
Amusement and Recreation Services - 1.01%
 Walt Disney Company (The)  ..............    12,900        533,738

Business Services - 2.41%
 Clear Channel Communications, Inc.*  ....    10,800        745,875
 Shared Medical Systems Corporation  .....    10,100        523,938
   Total .................................                1,269,813

Chemicals and Allied Products - 17.49%
 American Home Products Corporation  .....    14,800        793,650
 Biogen, Inc.*  ..........................     6,900        481,706
 Bristol-Myers Squibb Company  ...........     9,600        554,400
 Dial Corporation (The)*  ................    47,200        649,000
 Forest Laboratories, Inc.*  .............    14,200      1,199,900
 IntraBiotics Pharmaceuticals, Inc.*  ....    17,700        266,053
 Lilly (Eli) and Company  ................    10,800        680,400
 Merck & Co., Inc.  ......................     7,200        447,300
 Pharmacia Corporation   .................    17,100        880,650
 Pharmacyclics, Inc.*  ...................    11,200        623,350
 Procter & Gamble Company (The)  .........     8,600        483,750
 Schering-Plough Corporation  ............    19,100        701,925
 Smith International, Inc.*  .............     8,400        651,000
 Warner-Lambert Company  .................     8,300        809,250
   Total .................................                9,222,334

Coal Mining - 0.98%
 CONSOL Energy Inc.  .....................    48,900        516,506

Communication - 1.47%
 EchoStar Communications Corporation, Class A* 9,800        774,200

Depository Institutions - 2.12%
 Bank of America Corporation  ............    10,800        566,325
 U. S. Bancorp.  .........................    25,200        551,250
   Total .................................                1,117,575

Eating and Drinking Places - 2.87%
 Papa John's International, Inc.*  .......    26,700        881,934
 Wendy's International, Inc.  ............    31,300        631,869
   Total .................................                1,513,803

               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 2000
                                              Shares        Value
COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 9.75%
 Analog Devices, Inc.*  ..................     7,460    $   600,996
 Intel Corporation  ......................     6,300        830,419
 JDS Uniphase Corporation*  ..............     4,300        518,284
 LSI Logic Corporation*  .................    10,140        736,418
 Maxim Integrated Products, Inc.*  .......    10,400        739,375
 Nortel Networks Corporation  ............     6,150        774,900
 Rambus Inc.*  ...........................     1,400        411,031
 Samsung Electronics (A)  ................     1,750        530,423
   Total .................................                5,141,846

Fabricated Metal Products - 0.97%
 Parker Hannifin Corporation  ............    12,400        512,275

Food and Kindred Products - 1.30%
 American Italian Pasta Company,
   Class A* ..............................    27,900        687,037

Food Stores - 1.18%
 Kroger Co. (The)*  ......................    35,500        623,469

General Merchandise Stores - 3.27%
 BJ's Wholesale Club, Inc.*  .............    21,200        818,850
 Target Corporation  .....................    12,100        904,475
   Total .................................                1,723,325

Health Services - 1.01%
 Columbia/HCA Healthcare Corporation  ....    21,100        534,094

Holding and Other Investment Offices - 1.28%
 ABB Ltd. (A)  ...........................     2,900        342,018
 "Shell" Transport and Trading Company,
   p.l.c. (The), ADR .....................     6,800        333,625
   Total .................................                  675,643

Industrial Machinery and Equipment - 3.48%
 Cooper Cameron Corporation*  ............     9,000        601,875
 Illinois Tool Works, Inc.  ..............     8,900        491,725
 Ingersoll-Rand Company  .................    11,400        504,450
 Invensys plc (A)  .......................    53,000        236,253
   Total .................................                1,834,303

Instruments and Related Products - 2.32%
 Beckman Coulter, Inc.  ..................    11,200        718,900
 PE Corporation - PE Biosystems Group  ...     5,200        501,800
   Total .................................                1,220,700

Insurance Carriers - 2.35%
 American International Group, Inc.  .....     5,775        632,363
 CIGNA Corporation  ......................     8,000        606,000
   Total .................................                1,238,363

               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Leather and Leather Products - 0.96%
 Kenneth Cole Productions, Inc.,
   Class A* ..............................    12,900    $   506,325

Lumber and Wood Products - 0.98%
 Weyerhaeuser Company  ...................     9,100        518,700

Metal Mining - 2.94%
 Homestake Mining Company  ...............   123,400        740,400
 Newmont Mining Corporation  .............    36,000        807,750
   Total .................................                1,548,150

Motion Pictures - 1.96%
 AT&T Corp. - Liberty Media Group,
   Class A* ..............................    17,400      1,030,950

Nondepository Institutions - 2.16%
 Fannie Mae  .............................     9,800        553,087
 Freddie Mac  ............................    13,300        587,694
   Total .................................                1,140,781

Oil and Gas Extraction - 4.01%
 Burlington Resources Incorporated  ......    11,600        429,200
 Schlumberger Limited  ...................     7,300        558,450
 Transocean Sedco Forex Inc.  ............    13,087        671,527
 USX Corporation - Marathon Group  .......    17,400        453,487
   Total .................................                2,112,664

Paper and Allied Products - 3.30%
 Bowater Incorporated  ...................    11,300        603,137
 International Paper Company  ............    13,500        577,125
 Smurfit-Stone Container Corporation*  ...    32,900        558,272
   Total .................................                1,738,534

Petroleum and Coal Products - 2.64%
 Exxon Mobil Corporation  ................     5,300        412,406
 Lyondell Chemical Company  ..............    38,400        566,400
 Texaco Inc.  ............................     7,700        412,913
   Total .................................                1,391,719

Prepackaged Software - 2.85%
 Microsoft Corporation*  .................     7,200        767,025
 Oracle Corporation*  ....................     9,400        732,906
   Total .................................                1,499,931

Primary Metal Industries - 2.13%
 AK Steel Holding Corporation  ...........    52,300        542,613
 Reynolds Metals Company  ................     8,700        581,812
   Total .................................                1,124,425

               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Transportation Equipment - 1.44%
 Gentex Corporation*  ....................    20,450    $   757,289

Wholesale Trade -- Nondurable Goods - 1.38%
 Cardinal Health, Inc.  ..................    15,800        724,825

TOTAL COMMON STOCKS - 82.01%                            $43,233,317
 (Cost: $35,318,434)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITY - 0.55%
Fabricated Metal Products
 Crown Cork & Seal Company, Inc.,
   7.125%, 9-1-02 ........................    $  300    $   289,716
 (Cost: $299,560)

OTHER GOVERNMENT SECURITY - 0.49%
Argentina
 Republic of Argentina (The),
   0.0%, 10-15-01 ........................       300    $   256,500
 (Cost: $261,014)

UNITED STATES GOVERNMENT SECURITIES
 United States Treasury:
   5.625%, 12-31-02 ......................     4,000      3,915,640
   7.5%, 2-15-05 .........................        60         62,737

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 7.55%                                     $ 3,978,377
 (Cost: $4,048,778)

                                           Number of
                                           Contracts

OPTIONS
 AT&T Corp. - Liberty Media Group, Class A,
   April 2000 Put Options,
   Expires 4-22-00 .......................       174          1,088
 Analog Devices, Inc., June 2000 Put Options,
   Expires 6-17-00 .......................       160          2,500
 Applied Materials, Inc., April 2000 Put Options,
   Expires 4-22-00 .......................        84          1,050
 Applied Micro Circuits Corporation, May 2000
   Put Options, Expires 5-20-00 ..........        50          1,406
 Clear Channel Communications, Inc., April 2000
   Put Options, Expires 4-22-00 ..........        54         11,475


               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 2000

                                           Number of
                                           Contracts        Value

OPTIONS (Continued)
 DoubleClick Inc., April 2000 Put Options,
   Expires 4-22-00 .......................        38     $    2,969
 EchoStar Communications Corporation, Class A,
   June 2000 Put Options, Expires 6-17-00.        98            612
 JDS Uniphase Corporation, June 2000 Put Options,
   Expires 6-17-00 .......................        82         17,938
 Maxim Integrated Products, Inc., May 2000
   Put Options, Expires 5-20-00 ..........       104            650
 Microsoft Corporation, April 2000 Put Options,
   Expires 4-22-00 .......................        72          2,250
 Nortel Networks Corporation, June 2000 Put Options,
   Expires 6-17-00 .......................        61          3,431
 Oracle Corporation, June 2000 Put Options,
   Expires 6-17-00 .......................       131          2,456
 Rambus Inc., May 2000 Put Options,
   Expires 5-20-00 .......................        63          7,088
 TMP Worldwide Inc., June 2000 Put Options,
   Expires 6-17-00 .......................        68          6,375
 Teradyne, Inc., April 2000 Put Options,
   Expires 4-22-00 .......................       111          4,856
 Time Warner Incorporated, June 2000 Put Options,
   Expires 6-17-00 .......................        64          1,200
 Yahoo! Inc., April 2000 Put Options,
   Expires 4-22-00 .......................        22          2,750
TOTAL OPTIONS - 0.13%                                   $    70,094
 (Cost: $453,881)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Fabricated Metal Products - 0.06%
 Danaher Corporation,
   6.1325%, Master Note ..................    $   29         29,000

 Instruments and Related Products - 4.17%
 Snap-On Inc.,
   6.01%, 4-10-00 ........................     2,200      2,196,695

Total Commercial Paper - 4.23%                            2,225,695

Commercial Paper (backed by irrevocable bank
 letter of credit) - 4.91%
 Nondepository Institutions
 ED&F Man Finance Inc. (Rabobank Nederland),
   5.97%, 4-4-00 .........................     2,600   $  2,589,867

               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 2000

                                                            Value

TOTAL SHORT-TERM SECURITIES - 9.14%                     $ 4,815,562
 (Cost: $4,815,562)

TOTAL INVESTMENT SECURITIES - 101.56%                   $53,535,580
 (Cost: $46,131,633)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.56%)       (819,750)

NET ASSETS - 100.00%                                    $52,715,830


               See Notes to Schedules of Investments on page 73.

WADDELL & REED GROWTH FUND
MANAGER'S LETTER
MARCH 31, 2000
-----------------------------------------------------------------



Dear Shareholder:

     This report relates to the operation of the Growth Fund for the fiscal year ended March 31, 2000. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

     Despite a strong and well-balanced economy, only a handful of market sectors, namely technology, telecommunications, biotechnology and, to a lesser extent, energy, contributed to a strong performance by the Fund during the past fiscal year. Strong representations in those same areas allowed the Fund to finish the fiscal year with a total return of 73.38%.

     The recent poor performance of the stock market was somewhat reminiscent of 1978 and 1979. The stock market during those periods was similar to the current stock market in that it was largely dominated by only a few sectors. During that time, rising interest rates resulting from rising inflation created a bias against slower growing energy-dependent and short-term capital users. Now, similar biases have exhibited themselves in what is termed the "old economy" stocks. Interestingly, the reversal of the old economy stocks and the new economy stocks has been attributed to breaks in the upward marches of energy and interest rates. If the two continue to retreat, we believe that a broader stock market would ensue. In anticipation of such a broadening, we have spread the Fund's investments across a broad risk spectrum and reallocated proceeds from issues that have become too large a part of the Fund's portfolio.

     The strategies and techniques we applied resulted in the Fund significantly outperforming the Russell 2000 Growth Index and falling below the Lipper Mid-Cap Growth Fund Universe Average, both as charted on the following page. The Russell 2000 Growth Index reflects the performance of securities that generally represent the small companies sector of the stock market. This index replaces the Nasdaq Industrials Index in this year's report. We believe that the new index provides a more accurate basis for comparing the Fund's performance to the types of securities in which the Fund invests. Both indexes are presented in this year's report for comparison purposes. The Lipper Index reflects the performance of the universe of funds with similar investment objectives as the Fund. The Lipper category assigned to the Fund has changed from last year's report. The change was made by Lipper, Inc., and is a result of Lipper's new fund classification system which now uses a fund's portfolio holdings as the primary basis for its classification.

     We anticipate that returns for the current year will be more evenly spread, particularly if interest rates peak. Therefore, we believe that stock selection will continue to be critical to the Fund's performance.

     Thank you very much for your continued support and confidence in our organization.

Respectfully,



Respectfully,
Mark G. Seferovich
Grant P. Sarris
Managers, Waddell & Reed Funds, Inc. Growth Fund

             Comparison of Change in Value of $10,000 Investment in
                          Growth Fund, Class C Shares,
                         The Russell 2000 Growth Index,
                          The Nasdaq Industrials Index
              and The Lipper Mid-Cap Growth Fund Universe Average,

                                                 Lipper
                                                  Mid-Cap
                          Growth                   Growth      Russell
                           Fund,       Nasdaq        Fund         2000
                         Class C  Industrials    Universe       Growth
                          Shares        Index     Average        Index
                         -------  -----------    --------      -------
     09/30/92 Purchase    10,000       10,000      10,000       10,000
     03/31/93             11,771       11,493      11,734       11,486
     03/31/94             14,497       12,548      13,360       12,721
     03/31/95             17,775       12,913      14,789       13,621
     03/31/96             22,497       16,507      20,214       17,870
     03/31/97             20,029       16,396      19,587       16,828
     03/31/98             33,122       21,933      28,011       23,761
     03/31/99             40,279       22,334      29,592       21,129
     03/31/00             69,836       38,982      57,236       33,593

===== Growth Fund, Class C Shares (1) (2) -- $69,836
 ..... Russell 2000 Growth Index (1) --     $33,593
***** Nasdaq Industrials Index(1) - $38,982
----- Lipper Mid-Cap Growth Fund Universe Average (1) -- $

(1) Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the investments were effected as of September 30, 1992.

(2) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund.

         Average Annual Total Return*
                    Class C**  Class Y
         -----------------------------

Year Ended
   3/31/00          73.38%     74.71%
5 Years Ended
   3/31/00          31.48%     N/A
7+ Years Ended
   3/31/00***       29.45%     N/A
Life of
   Class Y ****     N/A        32.67%

   *Total return for the Class Y shares may be greater than that of the Class C shares because the Fund's Class Y shares are not subject to a contingent deferred sales charge and have a lower 12b-1 fee.
  **Performance data quoted represents past performance. Performance data from 3/24/00 represents the actual performance of Class C shares. Performance data prior to 3/24/00 represents the performance of Class B shares, but reflects the deduction of sales charges that would apply to an investment in Class C shares. Class B shares were combined with Class C shares effective 3/24/00 and were redesignated as Class C shares. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The maximum contingent deferred sales charge (CDSC) is 1%, declining to zero at the end of the first year after investment.
 ***9/21/92 (the initial offering date) through 3/31/00.
****12/29/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 3/31/00.

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
-----------------------------------------------------------------
GROWTH FUND

PORTFOLIO STRATEGY:
Common stocks and          OBJECTIVE:   To seek capital appreciation.
securities convertible
into common stocks.
                            STRATEGY:   Invests primarily in common stocks of
                                        U.S. companies that offer above-average
                                        growth potential, including stock of
                                        relatively new or unseasoned companies.

                             FOUNDED:   1992

        SCHEDULED DIVIDEND FREQUENCY:   ANNUALLY (December)


PERFORMANCE SUMMARY - Class C Shares


        PER SHARE DATA
For the Fiscal Year Ended March 31, 2000
-------------------------------------------

CAPITAL GAINS DISTRIBUTION       $3.14
                                 =====

NET ASSET VALUE ON
    3/31/00 $21.64 adjusted to: $24.78(A)
    3/31/99                      14.74
                                ------
CHANGE PER SHARE                $10.04
                                ======

(A)This number includes the capital gains distribution of $3.14 paid in December 1999 added to the actual net asset value on March 31, 2000.

Past performance is not necessarily indicative of future results.

TOTAL RETURN HISTORY

                                      Average Annual
Period                                Total Return*
------                                --------------
1-year period ended 3-31-00                73.38%
5-year period ended 3-31-00                31.48%
Period from 9-21-92**
  through 3-31-00                          29.45%

 *Performance data from 3/24/00 represents the actual performance of Class C shares. Performance data prior to 3/24/00 represents the performance of Class B shares, but reflects the deduction of sales charges that would apply to an investment in Class C shares. Class B shares were combined with Class C shares effective 3/24/00 and were redesignated as Class C shares. The maximum contingent deferred sales charge (CDSC) is 1%, declining to zero at the end of the first year after investment.

**Initial public offering of the Fund.

  Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 2000, Growth Fund had net assets totaling $817,345,984 invested in a diversified portfolio of:

   81.08%  Common Stocks
   18.92%  Cash and Cash Equivalents

As a shareholder of Growth Fund, for every $100 you had invested on March 31, 2000, your Fund owned:

 $37.04  Services Stocks
  21.69  Manufacturing Stocks
  18.92  Cash and Cash Equivalents
  15.36  Transportation, Communication, Electric
           and Sanitary Services Stocks
   6.99  Wholesale and Retail Trade Stocks

THE INVESTMENTS OF
GROWTH FUND
MARCH 31, 2000
                                              Shares        Value
COMMON STOCKS
Automotive Dealers and Service Stations - 0.81%
 O'Reilly Automotive, Inc.*  .............   460,000 $  6,612,500

Business Services - 23.05%
 Acxiom Corporation*  ....................   920,000   30,963,750
 Cerner Corporation*  ....................   736,700   19,867,878
 CheckFree Holdings Corporation*  ........   350,000   24,707,812
 FactSet Research Systems, Inc.  .........   338,000    9,147,125
 Fiserv, Inc.*  ..........................   261,900    9,731,222
 Getty Images, Inc.*  ....................   576,500   20,735,984
 GO.com*  ................................   615,000   12,838,125
 MemberWorks Incorporated*  ..............   465,000   18,643,594
 Primark Corporation*  ...................   590,000   14,233,750
 Sanchez Computer Associates, Inc.*  .....   166,800    5,843,212
 Shared Medical Systems Corporation  .....   417,600   21,663,000
   Total .................................            188,375,452

Chemicals and Allied Products - 2.38%
 Pharmacyclics, Inc.*  ...................   349,100   19,429,597

Communication - 5.96%
 COLT Telecom Group plc, ADR*  ...........   125,000   24,656,250
 Emmis Communications Corporation,
   Class A* ..............................   520,000   24,098,750
   Total .................................             48,755,000

Computer Programming Services - 2.42%
 USINTERNETWORKING, Inc.*  ...............   511,100   19,837,069

Eating and Drinking Places - 2.16%
 Papa John's International, Inc.*  .......   535,200   17,678,325

Electronic and Other Electric Equipment - 10.96%
 Advanced Fibre Communications, Inc.*  ...   627,500   39,316,797
 Glenayre Technologies, Inc.*  ...........   620,000   10,850,000
 Rambus Inc.*  ...........................   134,100   39,370,922
   Total .................................             89,537,719

Engineering and Management Services - 3.58%
 Gene Logic Inc.*  .......................    89,900    3,764,562
 Incyte Pharmaceuticals, Inc.*  ..........   128,000   11,188,000
 MAXIMUS, Inc.*  .........................   470,000   14,335,000
   Total .................................             29,287,562

Food and Kindred Products - 1.98%
 American Italian Pasta Company,
   Class A* ..............................   656,300   16,161,388


               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
GROWTH FUND
MARCH 31, 2000
                                              Shares        Value
COMMON STOCKS (Continued)
Health Services - 0.70%
 American Healthcorp, Inc.*  .............   500,000 $  1,984,375
 Amsurg Corp., Class A*  .................   118,000      700,625
 Amsurg Corp., Class B*  .................   484,509    3,028,181
   Total .................................              5,713,181

Instruments and Related Products - 2.94%
 Lunar Corporation*  .....................   420,000    4,935,000
 VISX, Incorporated*  .................... 1,050,000   19,129,688
   Total .................................             24,064,688

Personal Services - 0.48%
 Stewart Enterprises, Inc., Class A  .....   800,000    3,925,000

Prepackaged Software - 6.81%
 Citrix Systems, Inc.*  ..................   300,000   19,865,625
 Dendrite International, Inc.*  ..........   893,200   18,785,112
 Transaction Systems Architects,
   Inc., Class A* ........................   590,000   17,036,250
   Total .................................             55,686,987

Radio Communication - 2.02%
 Western Wireless Corporation, Class A*  .   360,600   16,531,256

Stone, Clay and Glass Products - 0.44%
 Department 56, Inc.*  ...................   240,000    3,555,000

Telephone Communication - 5.74%
 Illuminet Holdings, Inc.*  ..............   200,200    9,853,594
 Intermedia Communications Inc.*  ........   432,500   20,881,641
 RCN Corporation*  .......................   300,000   16,153,125
   Total .................................             46,888,360

Transportation by Air - 1.64%
 Midwest Express Holdings, Inc.*  ........   523,600   13,417,250

Transportation Equipment - 2.99%
 Gentex Corporation*  ....................   659,200   24,411,000

Wholesale Trade -- Durable Goods - 1.97%
 MSC Industrial Direct Co., Inc., Class A*   893,800   16,088,400

Wholesale Trade -- Nondurable Goods - 2.05%
 Allscripts, Inc.*  ......................   279,500   16,770,000

TOTAL COMMON STOCKS - 81.08%                         $662,725,734
 (Cost: $432,812,149)

               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
GROWTH FUND
MARCH 31, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 0.86%
 Rohm and Haas Co.,
   6.38%, 4-3-00 .........................   $ 7,000 $  6,997,519

 Electric, Gas and Sanitary Services - 2.88%
 Bay State Gas Co.,
   5.87%, 4-5-00 .........................    10,000    9,993,478
 Puget Sound Energy Inc.,
   6.22%, 4-10-00 ........................     3,600    3,594,402
 Western Resources, Inc.,
   6.3%, 4-14-00 .........................    10,000    9,977,250
   Total .................................             23,565,130

 Fabricated Metal Products - 0.08%
 Danaher Corporation,
   6.1325%, Master Note ..................       681      681,000

 Food and Kindred Products - 0.69%
 General Mills, Inc.,
   5.9875%, Master Note ..................     5,678    5,678,000

 Instruments and Related Products - 0.49%
 Snap-On Inc.,
   6.01%, 4-10-00 ........................     4,000    3,993,990

 Miscellaneous Retail - 2.74%
 Toys "R" Us Inc.,
   6.17%, 4-7-00 .........................    22,434   22,410,930

 Nondepository Institutions - 2.49%
 PACCAR Financial Corp.,
   6.0329%, Master Note ..................     3,047    3,047,000
 Penney (J. C.) Funding Corp.,
   6.05%, 4-3-00 .........................    17,300   17,294,185
   Total .................................             20,341,185

 Paper and Allied Products - 2.44%
 International Paper Company,
   6.19%, 4-18-00 ........................    20,000   19,941,539

 Printing and Publishing - 1.79%
 American Greetings Corp.,
   6.1%, 4-13-00 .........................    14,675   14,645,161

 Radio Communication - 2.69%
 Dominion Resources Inc.,
   6.1%, 4-13-00 .........................    22,000   21,955,267

Total Commercial Paper - 17.15%                       140,209,721


               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
GROWTH FUND
MARCH 31, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (backed by irrevocable bank
 letter of credit) - 1.22%
 Oil and Gas Extraction
 Louis Dreyfus Corp. (Dresdner Bank AG),
   5.97%, 4-4-00 .........................   $10,000 $  9,995,025

Municipal Obligations - 0.74%
 Indiana
 City of Whiting, Indiana, Industrial Sewage
   and Solid Waste Disposal Revenue Bonds, Taxable
   Series 1995 (Amoco Oil Company Project),
   5.88%, 4-6-00 .........................     6,000    6,000,000

TOTAL SHORT-TERM SECURITIES - 19.11%                 $156,204,746
 (Cost: $156,204,746)

TOTAL INVESTMENT SECURITIES - 100.19%                $818,930,480
 (Cost: $589,016,895)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.19%)    (1,584,496)

NET ASSETS - 100.00%                                 $817,345,984

               See Notes to Schedules of Investments on page 73.

WADDELL & REED HIGH INCOME FUND
MANAGER'S LETTER
MARCH 31, 2000
----------------------------------------------------------------------


Dear Shareholder:


     This report relates to the operation of the High Income Fund for the fiscal year ended March 31, 2000. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

     The Federal Reserve raised interest rates five times in the past year. In August, after the second increase, investors became defensive, raising cash, which widened out spreads to Treasuries. The default rate rose as well, which added to investors' intolerance for risk. As a result of the high returns achieved by many Nasdaq stocks, a significant amount of investor money went out of high-yield mutual funds and into the equity market. Also, the main buyers in the high-yield market last year were the structured products known as collateralized bond obligations. By the end of 1999, the cash in these CBOs had been invested, leaving very few large buyers to support the market. These factors caused downward pressure on high-yield bond prices.

     During the past year, we have attempted to upgrade the quality of the Fund's portfolio by selling smaller issues and potential credit risks. We have been redirecting the Fund's portfolio into shorter duration, higher coupon callable securities. This has been done in anticipation of higher interest rates.

     The strategies and techniques we applied resulted in the Fund nearly matching the Lipper High Current Yield Fund Universe Average for the fiscal year and outperforming the Salomon Brothers High Yield Market Index, as charted on the following page. The Lipper index reflects the universe of funds with similar investment objectives. The Salomon Brothers High Yield Market Index reflects the performance of securities that generally represent the high-yield bond market. This index replaces the Salomon Brothers High Yield Composite Index in this year's report. We believe that the new index provides a more accurate basis for comparing the Fund's performance to the types of securities in which the Fund invests. Both indexes are presented in this year's report for comparison purposes.

     As we begin a new fiscal year, we continue to see a lot of cash leaving the high-yield market. Investors are nervous as they watch the correction in the Nasdaq market and are continuing to buy defensive issues. On the other hand, the CBO bid is starting to come back and yields available on high-yield bonds have improved. Nevertheless, we believe that the market will continue to be choppy until we see an end to the interest rate hikes by the Fed. We intend to continue holding our defensive securities for the near term while monitoring the economy for signs of slowing.

     Thank you very much for your continued support and confidence.


Respectfully,
Louise D. Rieke
Manager, Waddell & Reed Funds, Inc. High Income Fund

             Comparison of Change in Value of $10,000 Investment in
                       High Income Fund, Class C Shares,
                 The Salomon Brothers High Yield Market Index,
                The Salomon Brothers High Yield Composite Index
            and The Lipper High Current Yield Fund Universe Average

                            Salomon    Lipper   Salomon
                           Brothers      High  Brothers
                               High   Current      High
               High Income    YieldYield Fund     Yield
               Fund, ClassComposite  Universe    Market
                 C Shares     Index   Average     Index
               -----------   ------ ---------  --------
     07/31/97 Purchase$10,000$10,000  $10,000    10,000
     03/31/98      11,177    10,934    10,835    10,868
     03/31/99      10,986    11,119    10,660    10,982
     03/31/00      11,005    10,711    10,704    10,720


+++++ High Income Fund, Class C Shares(1) -- $11,005
===== Salomon Brothers High Yield Market Index -- $10,720
 ..... Salomon Brothers High Yield Composite Index -- $10,711
----- Lipper High Current Yield Fund Universe Average -- $10,704

(1) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund.


         Average Annual Total Return*
                    Class C**  Class Y
         -----------------------------
Year Ended
   3/31/00          0.17%      0.94%
2+ Years Ended
   3/31/00***       3.65%      N/A
Life of Class Y ****N/A        2.72%

   *Total return for the Class Y shares may be greater than that of the Class C shares because the Fund's Class Y shares are not subject to a contingent deferred sales charge and have a lower 12b-1 fee.
  **Performance data quoted represents past performance. Performance data from 3/24/00 represents the actual performance of Class C shares. Performance data prior to 3/24/00 represents the performance of Class B shares, but reflects the deduction of sales charges that would apply to an investment in Class C shares. Class B shares were combined with Class C shares effective 3/24/00 and were redesignated as Class C shares. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The maximum contingent deferred sales charge (CDSC) is 1%, declining to zero at the end of the first year after investment.
 ***7/31/97 (the initial offering date) through 3/31/00
****12/30/98 (the date on which Fund Class Y shares were first acquired by shareholders) through 3/31/00.
  Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
HIGH INCOME FUND

PORTFOLIO STRATEGY:
Invests generally in       OBJECTIVE:   To seek a high level of current
High-Risk, High-Yield                   income as its primary goal and
Fixed Income Securities.                capital growth as a secondary goal when
                                        consistent with its primary goal.
Maximum 20% Common Stock
                            STRATEGY:   Invests primarily in high-yield, high-
                                        risk, fixed-income securities of U.S.
                                        issuers.  The Fund may invest up to 20%
                                        of its total assets in common stock in
                                        order to seek capital growth.

                             FOUNDED:   1997

        SCHEDULED DIVIDEND FREQUENCY:   MONTHLY

PERFORMANCE SUMMARY -- Class C Shares

           PER SHARE DATA
For the Fiscal Year Ended March 31, 2000
----------------------------------------

DIVIDENDS PAID                  $0.69
                                =====

NET ASSET VALUE ON
   3/31/00                     $ 9.27
   3/31/99                       9.94
                               ------
CHANGE PER SHARE               $(0.67)
                               ======

Past performance is not necessarily indicative of future results.

TOTAL RETURN HISTORY

                                      Average Annual
Period                                Total Return*
------                               ---------------
1-year period ended 3-31-00                 0.17%
Period from 7-31-97**
  through 3-31-00                           3.65%

 *Performance data from 3/24/00 represents the actual performance of Class C shares. Performance data prior to 3/24/00 represents the performance of Class B shares, but reflects the deduction of sales charges that would apply to an investment in Class C shares. Class B shares were combined with Class C shares effective 3/24/00 and were redesignated as Class C shares. The maximum contingent deferred sales charge (CDSC) is 1%, declining to zero at the end of the first year after investment.

**Initial public offering of the Fund.

  Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 2000, High Income Fund had net assets totaling $22,883,448 invested in a diversified portfolio of:

 83.77%  Corporate Debt Securities
  9.37%  Cash and Cash Equivalents
  5.73%  Common Stocks, Rights and Warrants
  1.13%  Other Government Security

As a shareholder of High Income Fund, for every $100 you had invested on March 31, 2000, your Fund owned:

 $45.31  Transportation, Communication, Electric
           and Sanitary Services Bonds
  19.05  Services Bonds
  12.19  Manufacturing Bonds
   9.37  Cash and Cash Equivalents
   7.00  Wholesale and Retail Trade Bonds
   5.73  Common Stocks, Rights and Warrants
   1.13  Other Government Security
   0.22  Agriculture, Forestry and Fisheries Bonds

THE INVESTMENTS OF
HIGH INCOME FUND
MARCH 31, 2000
                                            Shares          Value
COMMON STOCKS, RIGHTS AND WARRANTS
Business Services - 0.11%
 Cybernet Internet Services International,
   Inc., Warrants (B)* ...................       250  $    25,000

Communication - 2.45%
 Classic Communications, Inc., Class A*  .     8,000      125,000
 Crown Castle International Corp.*  ......     2,500       94,609
 Infinity Broadcasting Corporation,
   Class A* ..............................    10,500      339,937
   Total .................................                559,546

Electronic and Other Electric Equipment - 0.75%
 Level 3 Communications, Inc.*  ..........     1,500      158,578
 Metricom, Inc., Warrants*  ..............       250       12,500
   Total .................................                171,078

Engineering and Management Services - 0.10%
 Harris Interactive Inc.*  ...............     3,600       23,794

Food and Kindred Products - 1.25%
 Keebler Foods Company  ..................    10,000      286,875

Paper and Allied Products - 0.00%
 SF Holdings Group, Inc., Class C (B)*  ..        50            1

Telephone Communication - 1.07%
 Allegiance Telecom, Inc., Warrants (B)*         250       37,500
 ONO Finance Plc, Rights (B)*  ...........       250       37,500
 OnePoint Communications Corp., Warrants (B)*    100        2,000
 Primus Telecommunications Group,
   Incorporated, Warrants* ...............       300       18,600
 VersaTel Telecom International N.V.,
   Warrants (B)* .........................       250      150,000
   Total .................................                245,600

TOTAL COMMON STOCKS, RIGHTS AND WARRANTS - 5.73%       $1,311,894
 (Cost: $1,072,036)
                                         Principal
                                         Amount in
                                         Thousands
CORPORATE DEBT SECURITIES
Agricultural Production - Crops - 0.22%
 Hines Horticulture, Inc.,
   11.75%, 10-15-05 ....................      $ 49         49,245

Amusement and Recreation Services - 6.26%
 Hollywood Park, Inc.,
   9.25%, 2-15-07 ......................       250        246,250
 Mohegan Tribal Gaming Authority,
   8.75%, 1-1-09 .......................       250        234,375

               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
HIGH INCOME FUND
MARCH 31, 2000
                                         Principal
                                         Amount in
                                         Thousands          Value
CORPORATE DEBT SECURITIES (Continued)
Amusement and Recreation Services (Continued)
 Premier Parks Inc.:
   9.75%, 6-15-07.......................      $500    $   471,250
   0.0%, 4-1-08 (C) ....................       750        480,000
   Total ...............................                1,431,875

Apparel and Other Textile Products - 1.02%
 Tropical Sportswear Int'l Corporation,
   11.0%, 6-15-08 ......................       250        232,500

Auto Repair, Services and Parking - 1.08%
 Avis Rent A Car, Inc.,
   11.0%, 5-1-09 .......................       250        246,250

Business Services - 6.13%
 Adams Outdoor Advertising Limited Partnership,
   10.75%, 3-15-06 .....................       250        255,000
 Cybernet Internet Services International, Inc.,
   14.0%, 7-1-09 .......................       250        200,000
 Lamar Advertising Company,
   8.625%, 9-15-07 .....................       250        236,250
 National Equipment Services, Inc.,
   10.0%, 11-30-04 .....................       500        474,500
 PSINet Inc.,
   10.0%, 2-15-05 ......................       250        236,250
   Total ...............................                1,402,000

Chemicals and Allied Products - 1.87%
 Chattem, Inc.,
   8.875%, 4-1-08 ......................       500        427,500

Communication - 14.86%
 ACME Television, LLC,
   0.0%, 9-30-04 (C) ...................       100         89,000
 Chancellor Media Corporation of
   Los Angeles,
   8.0%, 11-1-08 .......................       250        246,250
 Charter Communications Holdings, LLC
   and Charter Communications Holdings
   Capital Corporation,
   8.625%, 4-1-09 ......................       250        220,000
 Classic Cable, Inc.,
   9.375%, 8-1-09 ......................       500        462,500
 Crown Castle International Corp.,
   0.0%, 5-15-11 (C) ...................       500        286,250
 EchoStar DBS Corporation,
   9.375%, 2-1-09 ......................       500        482,500
 ICG Services, Inc.,
   0.0%, 5-1-08 (C) ....................       100         54,000


               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
HIGH INCOME FUND
MARCH 31, 2000
                                         Principal
                                         Amount in
                                         Thousands          Value
CORPORATE DEBT SECURITIES (Continued)
Communication (Continued)
 LIN Holdings Corp.,
   0.0%, 3-1-08 (C) ....................      $250   $    154,375
 MetroNet Communications Corp.,
   0.0%, 6-15-08 (C) ...................       500        399,480
 Salem Communications Corporation,
   9.5%, 10-1-07 .......................        75         69,750
 Spanish Broadcasting System, Inc.,
   9.625%, 11-1-09 .....................       250        241,250
 SpectraSite Holdings, Inc.,
   0.0%, 3-15-10 (B)(C) ................       250        123,750
 Telewest Communications plc,
   0.0%, 10-1-07 (C) ...................       250        233,750
 United International Holdings, Inc.,
   0.0%, 2-15-08 (C) ...................       500        337,500
   Total ...............................                3,400,355

Eating and Drinking Places - 3.34%
 Domino's Inc.,
   10.375%, 1-15-09 ....................       100         91,500
 Foodmaker, Inc.,
   8.375%, 4-15-08 .....................       500        458,125
 NE Restaurant Company, Inc.,
   10.75%, 7-15-08 .....................       250        215,313
   Total ...............................                  764,938

Electronic and Other Electric Equipment - 1.58%
 Elgar Holdings, Inc.,
   9.875%, 2-1-08 ......................       250        122,500
 Level 3 Communications, Inc.,
   11.0%, 3-15-08 (B) ..................       250        240,000
   Total ...............................                  362,500

Fabricated Metal Products - 0.50%
 AXIA Incorporated,
   10.75%, 7-15-08 .....................       150        115,500

Furniture and Home Furnishings Stores - 0.47%
 MTS, INCORPORATED,
   9.375%, 5-1-05 ......................       250        108,125

Health Services - 2.08%
 Abbey Healthcare Group Incorporated,
   9.5%, 11-1-02 .......................       250        240,625
 Tenet Healthcare Corporation,
   8.625%, 1-15-07 .....................       250        235,625
   Total ...............................                  476,250


               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
HIGH INCOME FUND
MARCH 31, 2000
                                         Principal
                                         Amount in
                                         Thousands          Value
CORPORATE DEBT SECURITIES (Continued)
Hotels and Other Lodging Places - 1.97%
 Coast Hotels and Casinos, Inc.,
   9.5%, 4-1-09 ........................      $250    $   230,000
 Lodgian Financing Corp.,
   12.25%, 7-15-09 .....................       250        220,625
   Total ...............................                  450,625

Miscellaneous Retail - 1.04%
 Frank's Nursery & Crafts, Inc.,
   10.25%, 3-1-08 ......................       100         30,000
 Michaels Stores, Inc.,
   10.875%, 6-15-06 ....................       200        207,750
   Total ...............................                  237,750

Motion Pictures - 1.53%
 AMC Entertainment Inc.,
   9.5%, 3-15-09 .......................       250        127,500
 Regal Cinemas, Inc.,
   9.5%, 6-1-08 ........................       500        222,500
   Total ...............................                  350,000

Paper and Allied Products - 1.58%
 Buckeye Technologies Inc.,
   8.0%, 10-15-10 ......................       250        226,250
 SF Holdings Group, Inc.,
   0.0%, 3-15-08 (C) ...................       250        134,375
   Total ...............................                  360,625

Primary Metal Industries - 1.84%
 ISG Resources, Inc.,
   10.0%, 4-15-08 ......................       220        197,450
 Wheeling-Pittsburgh Corporation,
   9.25%, 11-15-07 .....................       250        223,750
   Total ...............................                  421,200

Radio Communication - 8.54%
 Microcell Telecommunications Inc.,
   0.0%, 6-1-06 (C) ....................       100         88,500
 Nextel Communications, Inc.,
   0.0%, 2-15-08 (C) ...................       100         67,500
 Nextel International, Inc.,
   0.0%, 4-15-08 (C) ...................       375        232,500
 Nextel Partners, Inc.,
   0.0%, 2-1-09 (C) ....................       500        320,000
 Sprint Spectrum L.P.,
   0.0%, 8-15-06 (C) ...................       600        574,254
 Tritel PCS, Inc.,
   0.0%, 5-15-09 (C) ...................       250        155,000


               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
HIGH INCOME FUND
MARCH 31, 2000
                                         Principal
                                         Amount in
                                         Thousands          Value
CORPORATE DEBT SECURITIES (Continued)
Radio Communication (Continued)
 US Unwired Inc.,
   0.0%, 11-1-09 (B)(C) ................      $500   $    267,500
 VoiceStream Wireless Corporation,
   10.375%, 11-15-09 (B) ...............       250        248,750
   Total ...............................                1,954,004

Rubber and Miscellaneous Plastics Products - 0.99%
 Home Products International, Inc.,
   9.625%, 5-15-08 .....................       250        227,500

Telephone Communication - 18.82%
 Alestra, S. de R.L. de C.V.,
   12.625%, 5-15-09 ....................       250        250,625
 Allegiance Telecom, Inc.,
   0.0%, 2-15-08 (C) ...................       250        177,500
 Concentric Network Corporation,
   12.75%, 12-15-07 ....................       250        261,250
 Hyperion Telecommunications, Inc.:
   0.0%, 4-15-03 (C) ...................       250        230,000
   12.0%, 11-1-07 ......................       250        251,250
 ITC /\ DeltaCom, Inc.:
   11.0%, 6-1-07 .......................       250        253,750
   8.875%, 3-1-08 ......................       100         93,000
 NEXTLINK Communications, Inc.,
   9.625%, 10-1-07 .....................       250        228,750
 Nuevo Grupo Iusacell, S.A. de C.V.,
   14.25%, 12-1-06 (B) .................       150        162,750
 ONO Finance Plc,
   13.0%, 5-1-09 .......................       250        260,000
 OnePoint Communications Corp.,
   14.5%, 6-1-08 .......................       100         65,000
 Primus Telecommunications Group, Incorporated:
   11.75%, 8-1-04 ......................       300        289,500
   12.75% 10-15-09 .....................       250        243,750
 Qwest Communications International Inc.,
   0.0%, 10-15-07 (C) ..................       250        210,260
 RSL Communications, Ltd.,
   10.5%, 11-15-08 .....................       250        213,750
 Time Warner Telecom LLC and Time
   Warner Telecom Inc.,
   9.75%, 7-15-08 ......................       500        490,000
 VersaTel Telecom International N.V.,
   13.25%, 5-15-08 .....................       250        255,625
 Viatel, Inc.,
   11.5%, 3-15-09 ......................       250        225,000
 Winstar Communications, Inc.,
   12.75%, 4-15-10 (B) .................       150        145,500
   Total ...............................                4,307,260

               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
HIGH INCOME FUND
MARCH 31, 2000
                                         Principal
                                         Amount in
                                         Thousands          Value
CORPORATE DEBT SECURITIES (Continued)
Textile Mill Products - 1.45%
 Anvil Knitwear, Inc.,
   10.875%, 3-15-07 ....................      $400   $    332,000

Transportation by Air - 2.06%
 Atlas Air, Inc.,
   9.375%, 11-15-06 ....................       500        471,250

Transportation Equipment - 1.36%
 Delco Remy International, Inc.,
   8.625%, 12-15-07 ....................       250        230,000
 Federal-Mogul Corporation,
   7.875%, 7-1-10 ......................       100         81,450
   Total ...............................                  311,450

Transportation Services - 1.03%
 Railworks Corporation,
   11.5%, 4-15-09 ......................       250        236,250

Wholesale Trade -- Durable Goods - 1.78%
 Heafner (J.H.) Company, Inc. (The),
   10.0%, 5-15-08 ......................       500        407,500

Wholesale Trade -- Nondurable Goods - 0.37%
 Amscan Holdings, Inc.,
   9.875%, 12-15-07 ....................       100         84,375

TOTAL CORPORATE DEBT SECURITIES - 83.77%              $19,168,827
 (Cost: $20,715,374)

OTHER GOVERNMENT SECURITY - 1.13%
Mexico
 United Mexican States,
   9.75%, 4-6-05 .......................       250    $   259,375
 (Cost: $249,914)

SHORT-TERM SECURITIES
Fabricated Metal Products - 3.03%
 Danaher Corporation,
   6.1325%, Master Note ..................       693      693,000

Food and Kindred Products - 0.75%
 General Mills, Inc.,
   5.9875%, Master Note ..................       172      172,000

Nondepository Institutions - 1.76%
 PACCAR Financial Corp.,
   6.0329, Master Note ...................       403      403,000

               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
HIGH INCOME FUND
MARCH 31, 2000

                                                            Value

TOTAL SHORT-TERM SECURITIES - 5.54%                   $ 1,268,000
 (Cost: $1,268,000)

TOTAL INVESTMENT SECURITIES - 96.17%                  $22,008,096
 (Cost: $23,305,324)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 3.83%         875,352

NET ASSETS - 100.00%                                  $22,883,448


               See Notes to Schedules of Investments on page 73.

WADDELL & REED INTERNATIONAL GROWTH FUND
MANAGER'S LETTER
MARCH 31, 2000
-----------------------------------------------------------------

Dear Shareholder:


     This report relates to the operation of the International Growth Fund for the fiscal year ended March 31, 2000. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

     Global economic growth has continued to exceed forecasts. Most emerging economies have recovered from the international financial crisis of the last several years. European recoveries have broadened. Japan's progress remains very slow, but corporate reform has begun. Y2K concerns diminished as the calendar year-end approached and economic distortions proved to be much lower than economists had feared. Global financial markets soon refocused on the dynamic technology sector and the tremendous demand being created for those new and innovative products. This sector was responsible for much of the tremendous stock market gain seen in the second half of the Fund's fiscal year.

     The Fund's portfolio remained concentrated in high-quality European growth stocks best positioned for Europe's new single market. We also invested in carefully selected Japanese companies where corporate reform was evident. Much of this focus was in high-tech consumer and business services. We continued to focus on the broad secular themes that have been so apparent and profitable over the last few years, most notably the combination of a broad single European market and the rapidly changing global technology scene. We believe that these trends should continue to trigger mergers and acquisitions for many industries. These broad changes should be able to continue to flourish in our global environment of strong economic growth, low inflation and moderate interest rates.

     As charted on the following page, the strategies and techniques we applied during the past fiscal year resulted in the Fund significantly outperforming the securities index that reflects the performance of the securities market in Europe, Australia and the Far East (the Morgan Stanley E.A.FE. Index), and the universe of funds with similar investment objectives (the Lipper International Fund Universe Average). The Fund benefited from its overweight position in high-tech consumer and business services, most notably in Continental Europe and Sweden.

     Although inflation concerns remain minimal, we believe that major central banks will continue to raise interest rates this year to slow economic growth to a more manageable level. As a result, financial markets may react with periods of high volatility before returning to a more stable profile, especially in the technology sector. Long-term economic growth and moderate inflation should continue to provide an ideal atmosphere for global investing. We believe that the Fund's portfolio is well positioned for the scenario anticipated. However, we will continue to closely monitor global developments to respond quickly to any change in investment opportunities.

     Thank you very much for your continued support and confidence in our organization.


Respectfully,
Thomas A. Mengel
Manager, Waddell & Reed Funds, Inc. International Growth Fund

             Comparison of Change in Value of $10,000 Investment in
                 International Growth Fund, Class C Shares(1),
             The Morgan Stanley Capital International E.A.FE. Index
               and The Lipper International Fund Universe Average

                                            Morgan
                                           Stanley
                                           Capital
                      International  International         Lipper
                             Growth        E.A.FE.  International
                              Fund,          Index           Fund
                            Class C      (with net       Universe
                             Shares     dividends)        Average
                          ---------     ----------     ----------
  09/30/92 Purchase          10,000         10,000         10,000
  03/31/93                    9,753         10,767         10,747
  03/31/94                    9,785         13,190         13,649
  03/31/95                   10,160         13,992         13,397
  03/31/96                   10,937         15,717         15,561
  03/31/97                   13,654         15,946         16,853
  03/31/98                   18,466         18,913         20,050
  03/31/99                   20,378         20,060         20,038
  03/31/00                   40,328         25,093         27,863

===== International Growth Fund, Class C (2) (3) -- $40,328
***** Morgan Stanley Capital International E.A.FE. Index (with net dividends)(2)
- $25,093
*-*-* Lipper International Fund Universe Average(2) - $27,863

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

  Comparative performance of International Growth Fund, Class C Shares following change in objective.

                                            Morgan
                                           Stanley
                                           Capital
                      International  International         Lipper
                             Growth        E.A.FE.  International
                              Fund,          Index           Fund
                            Class C      (with net       Universe
                             Shares     dividends)        Average
                          ---------     ----------     ----------
  04/30/95 Purchase          10,000         10,000         10,000
  03/31/96                   10,625         10,826         11,257
  03/31/97                   13,265         10,983         12,192
  03/31/98                   17,939         13,027         14,505
  03/31/99                   19,797         13,817         14,496
  03/31/00                   39,178         17,284         20,157

===== International Growth Fund, Class C (3) (4) -- $39,178
***** Morgan Stanley Capital International E.A.FE. Index (with net dividends)(4)
- $17,284
*-*-* Lipper International Fund Universe Average(4) - $20,157

(1) Effective as of 4/20/95, the name of the Fund was changed to Waddell & Reed International Growth Fund and its investment objective was changed to long-term appreciation, with realization of income as a secondary objective.
(2) Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of both the indexes are not available, the investments were effected as of September 30, 1992.
(3) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund.
(4) Because the Fund's new investment objective became effective on a date other than at the end of a month, and partial month calculations of the performance of both the indexes are not available, the investments were effected as of April 30, 1995.

         Average Annual Total Return*
                    Class C**  Class Y
         -----------------------------

Year Ended
   3/31/00          97.89%     99.74%
5 Years Ended
   3/31/00          31.75%     N/A
7+ Years Ended
   3/31/00***       20.54%     N/A
Life of
   Class Y ****     N/A        37.79%

   *Total return for the Class Y shares may be greater than that of the Class B shares because the Fund's Class Y shares are not subject to a contingent deferred sales charge and have a lower 12b-1 fee.
  **Performance data quoted represents past performance. Performance data from 3/24/00 represents the actual performance of Class C shares. Performance data prior to 3/24/00 represents the performance of Class B shares, but reflects the deduction of sales charges that would apply to an investment in Class C shares. Class B shares were combined with Class C shares effective 3/24/00 and were redesignated as Class C shares. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The maximum contingent deferred sales charge (CDSC) is 1%, declining to zero at the end of the first year after investment.
 ***9/21/92 (the initial offering date) through 3/31/00
****12/29/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 3/31/00.

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
-----------------------------------------------------------------
INTERNATIONAL GROWTH FUND

PORTFOLIO STRATEGY:
Normally at least 80% in    OBJECTIVE:  To seek long-term appreciation
foreign securities.  Not                of capital as its primary goal
more than 75% in securities             and realization of current
in any one country.                     income as its secondary goal.


Maximum of 15% in currency   STRATEGY:  Invests primarily in common
exchange contracts.                     stocks of foreign companies
                                        that have the potential to provide long-term growth. The Fund typically invests in growth stocks. International Growth
                                        Fund (formerly Global Income Fund)
                                        changed its name and investment
                                        objective effective April 20, 1995.

                             FOUNDED:   1992

        SCHEDULED DIVIDEND FREQUENCY:   ANNUALLY (December)

PERFORMANCE SUMMARY - Class C Shares

        PER SHARE DATA
For the Fiscal Year Ended March 31, 2000
-------------------------------------------

CAPITAL GAINS DISTRIBUTION       $1.80
                                 =====

NET ASSET VALUE ON
    3/31/00 $28.58 adjusted to: $30.38 (A)
    3/31/99                      15.58
                                ------
CHANGE PER SHARE                $14.80
                                ======

(A)This number includes the capital gains distribution of $1.80 paid in December 1999 added to the actual net asset value on March 31, 2000.

Past performance is not necessarily indicative of future results.

TOTAL RETURN HISTORY

                                      Average Annual
Period                                Total Return*
------                                --------------
1-year period ended 3-31-00                97.89%
5-year period ended 3-31-00                31.75%
Period from 9-21-92**
  through 3-31-00                          20.54%

 *Performance data from 3/24/00 represents the actual performance of Class C shares. Performance data prior to 3/24/00 represents the performance of Class B shares, but reflects the deduction of sales charges that would apply to an investment in Class C shares. Class B shares were combined with Class C shares effective 3/24/00 and were redesignated as Class C shares. The maximum contingent deferred sales charge (CDSC) is 1%, declining to zero at the end of the first year after investment.

**Initial public offering of the Fund.

  Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 2000, International Growth Fund had net assets totaling $238,575,961 invested in a diversified portfolio of:

   87.19% Common Stocks
    8.07% Cash and Cash Equivalents
    4.74% Preferred Stocks

As a shareholder of International Growth Fund, for every $100 you had invested on March 31, 2000, your Fund owned:

  $87.19  Common Stocks
    8.07  Cash and Cash Equivalents
    4.74  Preferred Stocks

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 2000

                                              Shares        Value

COMMON STOCKS
Australia - 1.97%
 Novogen LTD (A)*  .......................   377,999 $  1,146,471
 Solution 6 Holdings Limited (A)(B)*  ....   550,200    3,554,451
   Total .................................              4,700,922

Canada - 8.13%
 AT&T Canada Inc.*  ......................    86,800    5,311,075
 BCE Inc. (A)  ...........................    23,000    2,863,924
 Nortel Networks Corporation  ............    34,000    4,284,000
 Research in Motion Limited*  ............    20,000    2,132,500
 Rogers Communications Inc., Class B (A)*     48,500    1,434,714
 724 Solutions Inc.*  ....................    27,300    3,371,550
   Total .................................             19,397,763

China - 0.03%
 Jinpan International Limited*  ..........    27,900       76,725

Finland - 2.82%
 Nokia, AB (A)  ..........................    18,500    3,914,739
 Perlos Oy (A)*  .........................    79,250    2,822,806
   Total .................................              6,737,545

France - 13.09%
 AXA-UAP (A)  ............................    10,000    1,418,058
 Alcatel Alsthom CGE, SA, ADR  ...........    75,000    3,285,937
 ALTEN (A)*  .............................    13,800    2,592,489
 ALTRAN TECHNOLOGIES (A)  ................    10,000    2,441,625
 Cross Systems (A)*  .....................     7,000    2,211,825
 Fi System (A)*  .........................    30,000    2,800,687
 Havas Advertising (A)  ..................     5,000    2,704,938
 Intercall (A)*  .........................    26,750    2,330,794
 Suez Lyonnaise des Eaux (A)  ............    21,613    3,716,723
 Total, S.A., B Shares (A)  ..............    17,000    2,547,429
 Unilog SA (A)  ..........................    17,910    2,296,228
 Vivendi (A)  ............................    25,000    2,884,469
   Total .................................             31,231,202

Germany - 8.13%
 Biodata Information
   Technology AG (A)* ....................     5,000    1,891,063
 Biodata Information
   Technology AG (A)(B)* .................     2,500      945,531
 EM.TV & Merchandising AG (A)  ...........    25,000    2,053,837
 Heyde AG (A)* ...........................    41,000    6,516,745
 Intershop Communications GmbH (A)*  .....     3,886    1,960,885
 Rhoen-Klinikum AG (A)  ..................    32,319    1,299,709
 Singulus Technologies AG (A)*  ..........    34,400    3,376,145
 Utimaco Safeware AG (A)*  ...............    40,000    1,344,330
   Total .................................             19,388,245

               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 2000

                                              Shares        Value
COMMON STOCKS (Continued)
Hong Kong - 2.45%
 China Telecom (Hong Kong) Limited (A)*  .   400,000 $  3,506,068
 China.com Corporation, Class A*  ........    29,000    2,344,469
   Total .................................              5,850,537

Ireland - 0.42%
 Partner Communications, ADR*  ...........    60,000      997,500

Italy - 1.97%
 TELECOM ITALIA S.p.A.,Ordinary
   Shares (A) ............................   150,000    2,240,550
 UniCredito Italiano SpA (A)  ............   614,000    2,445,685
   Total .................................              4,686,235

Korea - 1.18%
 Samsung Electronics (A)  ................     9,300    2,818,819

Japan - 14.13%
 Alpha Systems, Inc. (A)  ................    12,100    2,652,216
 Benesse Corporation (A)  ................    17,800    1,855,431
 Benesse Corporation, New (A)*  ..........    17,800    1,818,322
 Keyence Corporation (A)  ................     5,500    2,196,785
 Kyocera Corporation (A)  ................    14,900    2,490,833
 NTT Mobile Communications Network,
   Inc. (A) ..............................       120    4,921,578
 Nippon Telegraph and Telephone
   Corporation (A) .......................       160    2,540,672
 ROHM CO., LTD. (A)  .....................     4,400    1,530,248
 SECOM Co., Ltd. (A)  ....................    18,000    1,543,108
 SOFTBANK CORP. (A)  .....................     3,000    2,674,135
 Sony Corporation (A)  ...................    13,000    1,836,337
 Sony Corporation, New (A)*  .............    13,000    1,849,001
 TransCosmos Inc. (A)  ...................     8,850    2,500,243
 Uni-Charm Corporation (A)  ..............    50,000    3,287,871
   Total .................................             33,696,780

Luxembourg - 0.37%
 Thiel Logistik AG (A)(B)*  ..............    16,000      888,560

Netherlands - 7.35%
 EQUANT N.V. (A)*  .......................    24,565    2,039,270
 Ordina N.V. (A)*  .......................    58,406    2,069,178
 Koninklijke Philips Electronics N.V.,
   Ordinary Shares (A) ...................    16,860    2,834,790
 QIAGEN N.V. (A)*  .......................    27,450    3,942,506
 Royal Dutch Petroleum Company (A)  ......    43,200    2,523,618
 United Pan-Europe
   Communications N.V. (A)* ..............    87,975    4,113,247
   Total .................................             17,522,609

               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Spain - 0.80%
 Tele Pizza, S.A. (A)*  ..................   217,080 $  1,912,258

Sweden - 4.33%
 A-Com AB (A)*  ..........................    92,000    1,534,808
 Entra Data AB (A)  ......................    60,000    1,842,047
 Framtidsfabriken AB (A)*  ...............   118,000    2,884,484
 Information Highway AB (A)*  ............   444,250    4,065,914
   Total .................................             10,327,253

Switzerland - 3.49%
 Clariant Limited, Registered Shares (A)       7,000    2,635,314
 Phoenix Mecano AG (A)  ..................     6,882    3,360,707
 Roche Holdings AG (A)  ..................       215    2,335,158
   Total .................................              8,331,179

United Kingdom - 15.29%
 Allied Zurich p.l.c. (A)  ...............   258,700    2,819,116
 Baltimore Technologies plc (A)*  ........    16,500    2,261,675
 Capita Group plc (The) (A)  .............   142,000    3,637,370
 COLT Telecom Group plc, ADR*  ...........    35,000    6,903,750
 Computacenter plc (A)(B)*  ..............    72,000    1,255,133
 Energis (A)(B)*  ........................    30,500    1,425,119
 Energis plc (A)*  .......................    40,025    1,870,176
 Misys plc (A)  ..........................   157,507    2,214,133
 Reckitt Benckiser plc (A)  ..............   136,690    1,294,782
 Sage Group plc (The) (A)  ...............   200,000    2,260,640
 Sema Group plc (A)  .....................   117,572    2,322,837
 Vodafone AirTouch Public Limited
   Company (A) ........................... 1,474,115    8,213,769
   Total .................................             36,478,500

United States - 1.24%
 Global TeleSystems Group, Inc.*  ........    75,200    1,541,600
 Magic Software Enterprises Ltd.*  .......    75,000    1,420,313
   Total .................................              2,961,913


               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 2000

                                              Shares        Value

TOTAL COMMON STOCKS - 87.19%                         $208,004,545
 (Cost: $127,733,072)

PREFERRED STOCKS
Brazil - 1.26%
 Petroleo Brasileiro S.A. - Petrobras (A)  4,720,000    1,278,898
 Telebras S.A., ADR  .....................    11,500    1,721,406
   Total .................................              3,000,304

Germany - 3.48%
 MLP AG (A)  .............................    14,000    8,311,100

TOTAL PREFERRED STOCKS - 4.74%                       $ 11,311,404
 (Cost: $4,146,741)

                                           Principal
                                           Amount in
                                           Thousands
SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 2.51%
 Rohm and Haas Company,
   6.38%, 4-3-00 .........................    $6,000    5,997,874

 Food and Kindred Products - 1.43%
 General Mills, Inc.,
   5.9875%, Master Note ..................     3,409    3,409,000

 Nondepository Institutions - 0.25%
 PACCAR Financial Corp.,
   6.0329%, Master Note ..................       595      595,000

Total Commercial Paper - 4.19%                         10,001,874

Commercial Paper (backed by irrevocable bank
 letter of credit)
 Oil and Gas Extraction - 2.39%
 Louis Dreyfus Corp. (Dresdner Bank AG),
   5.97%, 4-4-00 .........................     5,700    5,697,164

TOTAL SHORT-TERM SECURITIES - 6.58%                 $  15,699,038
 (Cost: $15,699,038)

TOTAL INVESTMENT SECURITIES - 98.51%                 $235,014,987
 (Cost: $147,578,851)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.49%       3,560,974

NET ASSETS - 100.00%                                 $238,575,961


               See Notes to Schedules of Investments on page 73.

WADDELL & REED LIMITED-TERM BOND FUND
MANAGER'S LETTER
MARCH 31, 2000
----------------------------------------------------------------------

Dear Shareholder:


     This report relates to the operation of the Limited-Term Bond Fund for the fiscal year ended March 31, 2000. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

     The majority of recent economic indicators suggest that a slowdown in growth is not yet imminent. Both business and consumer confidence still appear to be extremely strong. The pace of growth actually accelerated after the Federal Reserve began to periodically raise interest rates. Long-term Treasury yields fell sharply during the last two months of the fiscal year, even in the face of an ongoing economic boom and persistent pressures on labor and materials prices. This development is largely the result of drastic reductions in both actual and prospective issuance of Treasuries, plus the impending buybacks for long-term issues. Most recently, the sharp sell off in the Nasdaq created a "flight to quality" bid in Treasuries. The other sectors of the fixed-income market, including mortgages, corporates and agencies, have lagged behind the rally in the Treasury market during the first quarter of 2000. The Fed is concerned that inflation will eventually increase unless the pace of growth slows.

     Our management style attempts to identify relative value opportunities between sectors of the market. Those sectors include Treasuries, agencies, corporates and mortgage-backed securities. Based on our determination that the spread sectors of the market offered attractive yields over Treasuries, we overweighted those sectors in the Fund's portfolio. Although Treasuries have outperformed during the last several months, we still feel that corporates, agencies and mortgages offer superior total return opportunities for the balance of 2000.

     The strategies and techniques we applied resulted in the Fund's performance remaining modestly below that of the indexes charted on the following page. Those indexes generally represent the limited-term sector of the bond market (the Salomon Brothers 1-5 Years Treasury/Government Sponsored/Corporate Index) and the universe of funds with similar investment objectives (the Lipper Short-Intermediate Investment Grade Debt Fund Universe Average).

     Faced with the prospects of continued strong growth, tight labor markets and a cyclical pickup in inflation, we look for the Fed to continue to tighten. Shorter-term securities would be most vulnerable to Fed interest rate hikes, so we will be cautious going forward.

     Thank you very much for your continued support and confidence in our organization.


Respectfully,
W. Patrick Sterner
Manager, Waddell & Reed Funds, Inc. Limited-Term Bond Fund

             Comparison of Change in Value of $10,000 Investment in
                    Limited-Term Bond Fund, Class C Shares,
  The Salomon Brothers 1-5 Years Treasury/Government Sponsored/Corporate Index and The Lipper Short-Intermediate Investment Grade Debt Fund Universe Average

                                           Salomon
                                          Brothers  Lipper Short-
                           Limited-      1-5 Years   Intermediate
                               Term      Treasury/     Investment
                               Bond     Government     Grade Debt
                              Fund,     Sponsored/           Fund
                            Class C      Corporate       Universe
                             Shares          Index        Average
                          ---------     ---------- --------------
     09/30/92 Purchase       10,000         10,000         10,000
     03/31/93                10,206         10,295         10,277
     03/31/94                10,350         10,573         10,549
     03/31/95                10,632         11,033         10,954
     03/31/96                11,419         11,983         11,920
     03/31/97                11,821         12,601         12,468
     03/31/98                12,666         13,655         13,495
     03/31/99                13,255         14,539         14,219
     03/31/00                13,352         14,974         14,531

===== Limited-Term Bond Fund, Class C Shares (1) (2) -- $13,352
***** Salomon Brothers 1-5 Years Treasury/ Government Sponsored/ Corporate Index
(1) -- $14,974
----- Lipper Short-Intermediate Investment Grade Debt Fund Universe Average (1) -- $14,531

(1) Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of both the indexes are not available, the investments were effected as of September 30, 1992.
(2) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund.

         Average Annual Total Return *
                    Class C**  Class Y
         -----------------------------

Year Ended
   3/31/00          0.73%      1.69%
5 Years Ended
   3/31/00          4.66%      N/A
7+ Years Ended
   3/31/00***       3.96%      N/A
Life of Class Y ****N/A        4.43%

   *Total return for the Class Y shares may be greater than that of the Class C shares because the Fund's Class Y shares are not subject to a contingent deferred sales charge and have a lower 12b-1 fee.
  **Performance data quoted represents past performance. Performance data from 3/24/00 represents the actual performance of Class C shares. Performance data prior to 3/24/00 represents the performance of Class B shares, but reflects the deduction of sales charges that would apply to an investment in Class C shares. Class B shares were combined with Class C shares effective 3/24/00 and were redesignated as Class C shares. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The maximum contingent deferred sales charge (CDSC) is 1%, declining to zero at the end of the first year after investment.
 ***9/21/92(the initial offering date) through 3/31/00
****12/29/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 3/31/00.

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
-----------------------------------------------------------------
LIMITED-TERM BOND FUND

PORTFOLIO STRATEGY:
                           OBJECTIVE:   To seek a high level of current
Dollar-weighted average                 income consistent with
maturity of portfolio is                preservation of capital.
between two and five years.
                            STRATEGY:   Invests primarily in
At least 65% investment-grade           investment-grade debt
bonds.                                  securities of U.S. issuers, including
                                        corporate bonds, mortgage-backed
                                        securities and U.S. Government
                                        securities.  The Fund maintains a
                                        dollar-weighted average maturity of not
                                        less than two years and not more than
                                        five years.

                             FOUNDED:   1992

        SCHEDULED DIVIDEND FREQUENCY:   MONTHLY

PERFORMANCE SUMMARY - Class C Shares

        PER SHARE DATA
For the Fiscal Year Ended March 31, 2000
----------------------------------------
DIVIDENDS PAID                   $0.47
                                 =====

NET ASSET VALUE ON
   3/31/00                      $ 9.76
   3/31/99                       10.16
                                ------
CHANGE PER SHARE                $(0.40)
                                ======

Past performance is not necessarily indicative of future results.

TOTAL RETURN HISTORY

                                      Average Annual
                                       Total Return*
                                    ----------------
1-year period ended 3-31-00                 0.73%
5-year period ended 3-31-00                 4.66%
Period from 9-21-92**
  through 3-31-00                           3.96%

 *Performance data from 3/24/00 represents the actual performance of Class C shares. Performance data prior to 3/24/00 represents the performance of Class B shares, but reflects the deduction of sales charges that would apply to an investment in Class C shares. Class B shares were combined with Class C shares effective 3/24/00 and were redesignated as Class C shares. The maximum contingent deferred sales charge (CDSC) is 1%, declining to zero at the end of the first year after investment.

**Initial public offering of the Fund.

  Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 2000, Limited-Term Bond Fund had net assets totaling $20,194,986 invested in a diversified portfolio of:

   98.48% Bonds
    1.52% Cash and Cash Equivalents



As a shareholder of Limited-Term Bond Fund, for every $100 you had invested on March 31, 2000, your Fund owned:

  $61.38Corporate Bonds
   35.94U.S. Government Securities
    1.52Cash and Cash Equivalents
    1.16Municipal Bond

THE INVESTMENTS OF
LIMITED-TERM BOND FUND
MARCH 31, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE DEBT SECURITIES
Auto Repair, Services and Parking - 2.96%
 Hertz Corporation (The),
   7.375%, 6-15-01 .......................      $600  $   598,476

Communication - 3.02%
 Westinghouse Electric Corporation,
   8.875%, 6-1-01 ........................       600      610,956

Depository Institutions - 7.85%
 Mercantile Bancorporation Inc.,
   7.625%, 10-15-02 ......................       600      601,932
 Society National Bank,
   6.75%, 6-15-03 ........................       275      269,066
 Wells Fargo & Company,
   8.375%, 5-15-02 .......................       700      714,364
   Total .................................              1,585,362

Electric, Gas and Sanitary Services - 5.63%
 NorAm Energy Corp.,
   6.375%, 11-1-03 .......................       500      480,980
 UtiliCorp United,
   6.875%, 10-1-04 .......................       500      477,450
 WMX Technologies, Inc.,
   7.0%, 5-15-05 .........................       200      178,376
   Total .................................              1,136,806

Food and Kindred Products - 3.60%
 Grand Metropolitan Investment Corp.,
   7.125%, 9-15-04 .......................       734      726,711

General Merchandise Stores - 2.53%
 J.C. Penney Company, Inc.,
   7.6%, 4-1-07 ..........................       600      510,864

Industrial Machinery and Equipment - 1.96%
 Black & Decker Corp.,
   7.5%, 4-1-03 ..........................       400      395,632

Instruments and Related Products - 4.05%
 Baxter International Inc.,
   8.125%, 11-15-01 ......................       350      353,034
 Raytheon Company,
   6.75%, 8-15-07 ........................       500      464,930
   Total .................................                817,964


               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
LIMITED-TERM BOND FUND
MARCH 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Insurance Carriers - 1.73%
 Aon Corporation,
   7.4%, 10-1-02 .........................      $350  $   348,866

Nondepository Institutions - 16.23%
 American General Finance Corporation,
   6.2%, 3-15-03 .........................       500      486,190
 Aristar, Inc.,
   5.85%, 1-27-04 ........................       500      473,800
 Avco Financial Services, Inc.,
   7.375%, 8-15-01 .......................       700      700,651
 Ford Motor Credit Company,
   6.7%, 7-16-04 .........................       500      485,945
 General Motors Acceptance Corporation,
   7.0%, 9-15-02 .........................       700      692,699
 Household Finance Corporation,
   9.0%, 9-28-01 .........................       428      437,639
   Total .................................              3,276,924

Petroleum and Coal Products - 3.15%
 Chevron Corporation Profit Sharing/Savings
   Plan Trust Fund,
   8.11%, 12-1-04 ........................       374      380,791
 USX Corporation,
   9.8%, 7-1-01 ..........................       250      256,143
   Total .................................                636,934

Railroad Transportation - 5.82%
 Norfolk Southern Corporation,
   7.35%, 5-15-07 ........................       588      573,976
 Union Pacific Corporation,
   7.875%, 2-15-02 .......................       600      601,002
   Total .................................              1,174,978

Transportation Equipment - 2.85%
 Lockheed Martin Corporation,
   7.25%, 5-15-06 ........................       600      574,998

TOTAL CORPORATE DEBT SECURITIES - 61.38%              $12,395,471
 (Cost: $12,785,169)


               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
LIMITED-TERM BOND FUND
MARCH 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BOND - 1.16%
Kansas
 Kansas Development Finance Authority,
   Health Facilities Revenue Bonds
   (Stormont-Vail HealthCare, Inc.), Taxable,
   7.25%, 11-15-02 .......................      $235  $   235,000
 (Cost: $235,000)

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation:
   6.05%, 9-15-20 ........................       383      374,178
   6.5%, 6-15-24 .........................       631      614,631
 Federal National Mortgage Association:
   6.0%, 11-1-00 .........................       128      121,392
   7.95%, 3-7-05 .........................       500      496,170
   6.21%, 8-15-05 ........................       500      473,830
   7.5%, 11-15-06 ........................       500      488,045
   8.0%, 2-1-08 ..........................        87       87,950
   6.5%, 12-1-10 .........................       372      358,179
   6.0%, 1-1-11 ..........................       304      286,098
   6.5%, 2-1-11 ..........................       356      343,192
   7.0%, 5-1-11 ..........................       226      221,532
   7.0%, 7-1-11 ..........................       246      241,288
   7.0%, 9-1-12 ..........................       295      289,892
   6.0%, 11-1-13 .........................       436      410,772
   7.0%, 9-1-14 ..........................       481      472,837
   7.0%, 4-1-26 ..........................       295      283,607
 Government National Mortgage Association:
   6.5%, 10-15-08 ........................       131      126,941
   7.0%, 7-15-10 .........................       219      215,460
   6.5%, 1-15-14 .........................       426      411,450
   7.0%, 4-15-29 .........................       576      559,160
   7.0%, 7-15-29 .........................       394      382,122

TOTAL UNITED STATES GOVERNMENT SECURITIES - 35.94%    $ 7,258,726
 (Cost: $7,482,713)

               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
LIMITED-TERM BOND FUND
MARCH 31, 2000

                                                            Value

TOTAL SHORT-TERM SECURITIES - 1.16%                   $   234,000
 (Cost: $234,000)

TOTAL INVESTMENT SECURITIES - 99.64%                  $20,123,197
 (Cost: $20,736,882)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.36%          71,789

NET ASSETS - 100.00%                                  $20,194,986


               See Notes to Schedules of Investments on page 73.

WADDELL & REED MUNICIPAL BOND FUND
MANAGER'S LETTER
MARCH 31, 2000
----------------------------------------------------------------------


Dear Shareholder:


     This report relates to the operation of the Municipal Bond Fund for the fiscal year ended March 31, 2000. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

     Several powerful forces weighed on all fixed-income markets during the last fiscal year. The Federal Reserve began raising short-term interest rates at the end of June 1999, and has now raised interest rates five times. The Fed is poised to raise interest rates even more to slow credit creation and the economy, but we believe that the end of this process should be near. Tax-loss selling and investor preference for equities over fixed-income securities placed additional pressure on bonds.

     As bond prices fell during the year, more bonds were priced to maturity instead of to call. This repricing increased volatility of affected issues. We have attempted to fight this drift to longer maturity and volatility by selling some of our longer-term bonds, while still emphasizing high yields. However, rising yields have reduced prices across the maturity spectrum.

     The strategies and techniques we applied resulted in the Fund's performance for the fiscal year falling below that of the Lehman Brothers Municipal Bond Index (reflecting the performance of securities that generally represent the municipal bond market) and the Lipper General Municipal Debt Funds Universe Average (reflecting the universe of funds with similar investment objectives). Both indexes are charted on the following page. Fund performance suffered last year because of the lengthening duration of the Fund's portfolio and our desire to emphasize current yield.

     The preference for equity investments over the past year has been particularly strong. This has caused constant shifting out of fixed-income securities into equities, forcing us to maintain larger than usual cash reserves. With the recent slowdown in the stock market, this trend has slowed, but not reversed. The Fed is expected to raise interest rates further.
However, we believe that such hikes are nearing an end. As this occurs, we would expect investors to return to more balanced portfolios and increase diversification into bonds, which should provide both current income and price appreciation opportunities for the Fund. The objective of the Fund remains the same, to provide income that is not subject to Federal income taxes. To achieve that objective, we plan to continue investing in intermediate and longer-term investment grade municipal bonds that emphasize yield.

     Thank you for your continued support and confidence in our organization.


Respectfully,
John M. Holliday
Manager, Waddell & Reed Funds, Inc. Municipal Bond Fund

             Comparison of Change in Value of $10,000 Investment in
                      Municipal Bond Fund, Class C Shares,
                    The Lehman Brothers Municipal Bond Index
          and The Lipper General Municipal Debt Funds Universe Average

                                                           Lipper
                          Municipal         Lehman        General
                               Bond       Brothers      Municipal
                              Fund,      Municipal     Debt Funds
                            Class C           Bond       Universe
                             Shares          Index        Average
                          ---------      ---------     ----------
     09/30/92 Purchase       10,000         10,000         10,000
     03/31/93                10,700         10,560         10,576
     03/31/94                10,782         10,805         10,759
     03/31/95                11,469         11,608         11,432
     03/31/96                12,327         12,581         12,242
     03/31/97                12,983         13,269         12,831
     03/31/98                14,397         14,846         14,181
     03/31/99                15,065         15,767         14,874
     03/31/00                14,129         15,754         14,514

===== Municipal Bond Fund, Class C Shares (1) (2)-- $14,129
+++++ Lehman Brothers Municipal Bond Index  (1) -- $15,754
----- Lipper General Municipal Debt Funds Universe Average (1) -- $14,514

 (1) Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of both the indexes are not available, the investments were effected as of September 30, 1992.
(2) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund.

               Average Annual Total Return*
                    Class C**  Class Y
               -----------------------------

Year Ended
   3/31/00          -6.21%     -5.69%
5 Years Ended
   3/31/00           4.26%     N/A
7+ Years Ended
   3/31/00***        4.75%     N/A
Life of Class Y     N/A        -3.74%****

   *Total return for the Class Y shares may be greater than that of the Class C shares because the Fund's Class Y shares are not subject to a contingent deferred sales charge and have a lower 12b-1 fee.
  **Performance data quoted represents past performance. Performance data from 3/24/00 represents the actual performance of Class C shares. Performance data prior to 3/24/00 represents the performance of Class B shares, but reflects the deduction of sales charges that would apply to an investment in Class C shares. Class B shares were combined with Class C shares effective 3/24/00 and were redesignated as Class C shares. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The maximum contingent deferred sales charge (CDSC) is 1%, declining to zero at the end of the first year after investment.
 ***9/21/92 (the initial offering date) through 3/31/00.
****12/30/98 (the date on which Fund Class Y shares were first acquired and continuously held by shareholders) through 3/31/00.

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
-----------------------------------------------------------------
MUNICIPAL BOND FUND

PORTFOLIO STRATEGY:
Minimum 80% investment-    OBJECTIVE:   To seek income which is not
grade Municipal Bonds.*                 subject to Federal income
                                        taxation.  (Income may be
Less than 25% of its assets             subject to state and local
in securities of issuers                taxes, and a portion may be
located in any single state.            subject to Federal taxes, including
                                        Federal alternative minimum tax.)

                            STRATEGY:   Invests primarily in tax-exempt
                                        municipal bonds, mainly of investment
                                        grade (rated BBB or higher by Standard &
                                        Poor's or Baa or higher by Moody's
                                        Investors Service, Inc.).

                             FOUNDED:   1992

        SCHEDULED DIVIDEND FREQUENCY:   MONTHLY





*During normal market conditions.

PERFORMANCE SUMMARY - Class C Shares

        PER SHARE DATA
For the Fiscal Year Ended March 31, 2000
----------------------------------------

DIVIDENDS PAID                    $0.42
                                  =====

CAPITAL GAINS DISTRIBUTIONS       $0.02
                                  =====

NET ASSET VALUE ON
    3/31/00  $10.11 adjusted to: $10.13(A)
    3/31/99                       11.24
                                 ------
CHANGE PER SHARE                 $(1.11)
                                 ======

(A) This number includes the capital gains distribution of $0.02 paid in December 1999 added to the actual net asset value on March 31, 2000.

Past performance is not necessarily indicative of future results.

TOTAL RETURN HISTORY

                                      Average Annual
                                      Total Return*
                                     ---------------
1-year period ended 3-31-00                -6.21%
5-year period ended 3-31-00                 4.26%
Period from 9-21-92**
  through 3-31-00                           4.75%

 *Performance data from 3/24/00 represents the actual performance of Class C shares. Performance data prior to 3/24/00 represents the performance of Class B shares, but reflects the deduction of sales charges that would apply to an investment in Class C shares. Class B shares were combined with Class C shares effective 3/24/00 and were redesignated as Class C shares. The maximum contingent deferred sales charge (CDSC) is 1%, declining to zero at the end of the first year after investment.

**Initial public offering of the Fund.

  Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 2000, Municipal Bond Fund had net assets totaling $28,363,179 invested in a diversified portfolio.



As a shareholder of Municipal Bond Fund, for every $100 you had invested on March 31, 2000, your Fund owned:

  $18.85Hospital Revenue Bonds
   15.11Lifecare/Nursing Centers Revenue Bonds
   12.77Housing Revenue Bonds
   10.16Education Revenue Bonds
    9.35Cash and Cash Equivalents
    8.04Other Municipal Bonds
    7.53Industrial Revenue Bonds
    5.21Special Tax Bonds
    3.57Leasing/Certificates of Participation Bonds
    3.55Sales Revenue Bonds
    3.17Resource Recovery Revenue Bonds
    2.69Electric Utility Revenue Bonds

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS
ARIZONA - 0.97%
 City of Bullhead City, Arizona, Bullhead
   Parkway Improvement District,
   Improvement Bonds,
   6.1%, 1-1-13 ..........................    $  270   $  275,062

ARKANSAS - 1.40%
 Baxter County, Arkansas, Industrial Development
   Revenue Refunding Bonds (Aeroquip Corporation
   Project), Series 1993,
   5.8%, 10-1-13 .........................       400      396,500

COLORADO - 9.34%
 City of Aspen, Colorado, Sales Tax Revenue Bonds,
   Series 1999,
   5.25%, 11-1-15 ........................     1,050    1,006,687
 Boulder County, Colorado, Hospital Development
   Revenue Bonds (Longmont United Hospital
   Project), Series 1997,
   5.6%, 12-1-27 .........................     1,000      836,250
 Colorado Health Facilities Authority, Hospital
   Revenue Bonds (Steamboat Springs Health Care
   Association Project), Series 1997,
   5.75%, 9-15-22 ........................     1,000      805,000
   Total .................................              2,647,937

DISTRICT OF COLUMBIA - 1.39%
 District of Columbia, Redevelopment Land
   Agency (Washington, D.C.), Sports Arena
   Special Tax Revenue Bonds (Series 1996),
   5.625%, 11-1-10 .......................       390      393,412

FLORIDA - 2.44%
 Housing Finance Authority of Palm Beach
   County, Florida, Multifamily Housing
   Revenue Bonds (Windsor Park Apartments
   Project), Series 1998A,
   5.9%, 6-1-38 ..........................       750      691,875

ILLINOIS - 1.62%
 School District Number 116, Champaign County,
   Illinois (Urbana), General Obligation School
   Building Bonds, Series 1999C,
   0.0%, 1-1-11 ..........................       850      460,062


               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
INDIANA - 6.57%
 Dyer (Indiana) Redevelopment Authority,
   Economic Development Lease Rental Bonds,
   Series 1999,
   6.5%, 1-15-24 .........................    $1,500 $  1,477,500
 East Chicago Elementary School Building
   Corporation (Lake County, Indiana),
   First Mortgage Bonds, Series 1993A,
   5.5%, 1-15-16 .........................       400      387,500
   Total .................................              1,865,000

IOWA - 1.22%
 Scott County, Iowa, Refunding Certificates
   of Participation (County Golf Course
   Project, Series 1993),
   6.2%, 5-1-13 ..........................       340      345,100

MARYLAND - 3.71%
 Montgomery County Revenue Authority
   (Maryland), Golf Course System Revenue
   Bonds, Series 1996A,
   6.125%, 10-1-22 .......................       650      621,563
 Maryland Health and Higher Educational
   Facilities Authority, Project and
   Refunding Revenue Bonds, Doctors Community
   Hospital Issue, Series 1993,
   5.75%, 7-1-13 .........................       500      430,000
   Total .................................              1,051,563

MASSACHUSETTS - 6.66%
 Massachusetts Health and Educational Facilities
   Authority, Revenue Bonds, Caritas Christi
   Obligated Group Issue, Series A,
   5.625%, 7-1-20 ........................     1,250      989,062
 Massachusetts Industrial Finance Agency,
   Resource Recovery Revenue Refunding Bonds
   (Ogden Haverhill Project), Series 1998A,
   5.5%, 12-1-13 .........................     1,000      898,750
   Total .................................              1,887,812

MICHIGAN - 5.63%
 Michigan Strategic Fund, Limited Obligation
   Revenue Bonds (Porter Hills Presbyterian
   Village, Inc. Project), Series 1998,
   5.375%, 7-1-28 ........................     1,000      823,750


               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
MICHIGAN (Continued)
 City of Flint Hospital Building Authority,
   Revenue Rental Bonds, Series 1998B (Hurley
   Medical Center),
   5.375%, 7-1-18 ........................    $1,000   $  772,500
   Total .................................              1,596,250

MINNESOTA - 4.75%
City of Victoria, Minnesota, Private School Facility
   Revenue Bonds (Holy Family Catholic High School
   Project), Series 1999A,
   5.6%, 9-1-19 ..........................     1,500    1,346,250

MISSOURI - 10.82%
 The Industrial Development Authority of the
   County of Taney, Missouri, Hospital Revenue
   Bonds (The Skaggs Community Hospital
   Association), Series 1998,
   5.3%, 5-15-18 .........................     1,860    1,513,575
 Health and Educational Facilities Authority
   of the State of Missouri, Educational Facilities
   Revenue Bonds (Southwest Baptist University
   Project), Series 1998,
   5.375%, 10-1-23 .......................       700      627,375
 Tax Increment Financing Commission of Kansas City,
   Missouri, Tax Increment Refunding and Improvement
   Revenue Bonds (Briarcliff West Project), Series 1999,
   6.1%, 8-1-14 ..........................       500      480,000
 City of Fenton, Missouri, Public Facilities
   Authority, Leasehold Revenue Bonds,
   Series 1997 (City of Fenton, Missouri, Lessee),
   5.25%, 1-1-18 .........................       500      447,500
   Total .................................              3,068,450

NEBRASKA - 1.84%
 Nebraska Higher Education Loan Program, Inc.,
   Senior Subordinate Bonds, 1993-2
   Series A-5A,
   6.2%, 6-1-13 ..........................       500      522,500

OKLAHOMA - 4.40%
 Oklahoma Housing Finance Agency, Single
   Family Mortgage Revenue Bonds
   (Homeownership Loan Program),
   1996 Series A,
   7.05%, 9-1-26 .........................       925      974,719


               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
OKLAHOMA (Continued)
 Tulsa Public Facilities Authority (Oklahoma):
   Assembly Center Lease Payment Revenue
   Bonds, Refunding Series 1985,
   6.6%, 7-1-14 ..........................    $  200   $  221,000
   Recreational Facilities Revenue Bonds,
   Series 1985,
   6.2%, 11-1-12 .........................        50       51,688
   Total .................................              1,247,407

PENNSYLVANIA - 5.88%
 Montgomery County Industrial Development
   Authority, Retirement Community Revenue Bonds
   (Adult Communities Total Services, Inc.
   Obligated Group), Series 1996B,
   5.625%, 11-15-12 ......................     1,750    1,669,063

TENNESSEE - 9.91%
 The Health and Educational Facilities Board
   of the Metropolitan Government of Nashville
   and Davidson County, Tennessee, Multi-Modal
   Interchangeable Rate Health Facility Revenue
   Bonds (Richland Place, Inc. Project),
   Series 1993,
   5.5%, 5-1-23 ..........................     1,955    1,793,713
 Tennessee Housing Development Agency,
   Homeownership Program Bonds, Issue T,
   7.375%, 7-1-23 ........................     1,000    1,017,500
   Total .................................              2,811,213

TEXAS - 5.97%
 Texas Department of Housing and Community
   Affairs, Single Family Mortgage Revenue
   Bonds, 1997 Series D (AMT) TEAMS Structure,
   5.7%, 9-1-29 ..........................     1,000      940,000
 Sabine River Authority of Texas,
   Collateralized Pollution Control
   Revenue Refunding Bonds (Texas
   Utilities Electric Company Project),
   Series 1993B Bonds,
   5.85%, 5-1-22 .........................       800      754,000
   Total .................................              1,694,000

UTAH - 6.13%
 Tooele County, Utah, Hazardous Waste Treatment
   Revenue Bonds (Union Pacific Corporation/
   USPCI, Inc. Project), Series A,
   5.7%, 11-1-26 .........................     2,000    1,740,000

               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

TOTAL MUNICIPAL BONDS - 90.65%                        $25,709,456
 (Cost: $28,001,278)

SHORT-TERM SECURITIES
 Food and Kindred Products - 9.08%
 General Mills, Inc.,
   5.9875%, Master Note ..................     2,575    2,575,000

 Nondepository Institutions - 0.01%
 PACCAR Financial Corp.,
   6.0329%, Master Note ..................     4,000        4,000

TOTAL SHORT-TERM SECURITIES - 9.09%                   $ 2,579,000
 (Cost: $2,579,000)

TOTAL INVESTMENT SECURITIES - 99.74%                  $28,288,456
 (Cost: $30,580,278)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.26%          74,723

NET ASSETS - 100.00%                                  $28,363,179


               See Notes to Schedules of Investments on page 73.

WADDELL & REED SCIENCE AND TECHNOLOGY FUND
MANAGER'S LETTER
MARCH 31, 2000
----------------------------------------------------------------------


Dear Shareholder:


     This report relates to the operation of the Science and Technology Fund for the fiscal year ended March 31, 2000. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

     The economy, especially the technology sector, remained strong during the past fiscal year, due in large measure to the continued growth of the Internet creating higher technology-related capital spending. Large cap indexes again outperformed small cap indexes, but the differential was not large. Notwithstanding very strong fundamentals, Wall Street has become concerned about the corporate profit outlook and excessive valuations in some areas of the market. This more cautious sentiment and fears that the Federal Reserve would raise interest rates more aggressively hurt the stocks late in the last quarter of the Fund's fiscal year, especially technology stocks.

     The Fund had a very successful year, with gains well in excess of 100%. These larger-than-normal gains resulted from excellent stock investments and opportunities in a hot initial public offering market. The Fund also benefited from deregulation in telecommunications last year. We believe that as more sectors are deregulated to increase competition, more companies may become growth vehicles. Even older companies that fully embrace the Internet are finding new opportunities. We have typically invested in companies and industries that reinvent themselves to maintain their growth. This process naturally led us to the Internet and companies that facilitate that process.

     The strategies and techniques we applied resulted in the Fund significantly outperforming the Lipper Science and Technology Fund Universe Average and the Goldman Sachs Technology Industry Composite Index, both as charted on the following page. The Lipper Index reflects the performance of the universe of funds with similar investment objectives as the Fund. The Goldman Sachs Tech Index reflects the performance of securities that generally represent the technology sector of the stock market. The Goldman Sachs Tech Index replaces the S&P 400 Index in this year's report. We believe that the new index provides a more accurate basis for comparing the Fund's performance to the types of securities in which the Fund invests. Both indexes are presented in this year's report for comparison purposes. The Fund's performance was aided by large advances in Internet and web-enabling stocks.

     Despite recent pressures on science and technology stocks, we believe in the long-term prospects of the sector. Technology permeates our lives and we believe that the relevance of technology will only grow. We will continue to try to identify companies that benefit the most from developments.

     Thank you very much for your continued support and confidence.

Respectfully,
Henry J. Herrmann
Manager, Waddell & Reed Funds, Inc. Science and Technology Fund


Please Note: Effective April 17, 2000, Henry J. Herrmann replaced Abel Garcia as the manager of the Waddell & Reed Funds, Inc. Science and Technology Fund. Mr. Herrmann is Vice President of the Fund; President, Chief Investment Officer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Investment Management Company ("WRIMCO"); and Vice President of each of the other investment companies for which WRIMCO serves as investment manager. Mr. Herrmann has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since March 15, 1971.

             Comparison of Change in Value of $10,000 Investment in
                  Science and Technology Fund, Class C Shares,
             The Goldman Sachs Technology Industry Composite Index,
                               The S&P 400 Index
          and the Lipper Science and Technology Fund Universe Average

                                       Lipper   Goldman
                                   Science and    Sachs
                                   TechnologyTechnology
               Science and      S&P      Fund  Industry
               Technology Fund  400  Universe Composite
               Class C Shares Index   Average     Index
               ----------------------------------------
     07/31/97 Purchase10,000 10,000    10,000    10,000
     03/31/98      12,010    11,580    10,650    10,531
     03/31/99      17,450    14,194    16,348    16,631
     03/31/00      45,325    17,427    38,598    32,774

===== Science and Technology Fund, Class C Shares(1) - $45,325
 ..... Goldman Sachs Technology Industry Composite Index - $32,774
+++++ S&P 400 Index - $17,427
***** Lipper Science and Technology Fund Universe Average - $38,598

 (1) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund.

         Average Annual Total Return*
                    Class C**  Class Y
         -----------------------------
Year Ended
   3/31/00          159.75%    158.67%
2+ Years Ended
   3/31/00***       76.18%     N/A
Life of Class Y ****N/A        107.24%

   *Total return for the Class Y shares may be greater than that of the Class C shares because the Fund's Class Y shares are not subject to a contingent deferred sales charge and have a lower 12b-1 fee.
  **Performance data quoted represents past performance. Performance data from 3/24/00 represents the actual performance of Class C shares. Performance data prior to 3/24/00 represents the performance of Class B shares, but reflects the deduction of sales charges that would apply to an investment in Class C shares. Class B shares were combined with Class C shares effective 3/24/00 and were redesignated as Class C shares. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The maximum contingent deferred sales charge (CDSC) is 1%, declining to zero at the end of the first year after investment.
 ***7/31/97 (the initial offering date) through 3/31/00
****6/9/98 (the date on which Fund Class Y shares were first acquired by shareholders) through 3/31/00.

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
------------------------------------------------------------------------
SCIENCE AND TECHNOLOGY FUND

PORTFOLIO STRATEGY:
Technology-related         OBJECTIVE:   To seek long-term capital
  stocks                                growth.

Generally at least 80%      STRATEGY:   Invests primarily in science
  in science or technology              and technology equity
  securities.*                          securities of U.S. companies, typically
                                        in common stock.  The Fund emphasizes
                                        growth potential in selecting
                                        securities.

                             FOUNDED:   1997

        SCHEDULED DIVIDEND FREQUENCY:   ANNUALLY (DECEMBER)





*During normal market conditions.

PERFORMANCE SUMMARY -- Class C Shares

        PER SHARE DATA
For the Fiscal Year Ended March 31, 2000
--------------------------------------
CAPITAL GAINS DISTRIBUTION       $0.24
                                 =====

NET ASSET VALUE ON
    3/31/00 $45.03 adjusted to: $45.27(A)
    3/31/99                      17.45
                                ------
CHANGE PER SHARE                $27.82
                                ======

(A)This number includes the capital gains distribution of $0.24 paid in December 1999 added to the actual net asset value on March 31, 2000.

Past performance is not necessarily indicative of future results.


TOTAL RETURN HISTORY

                                      Average Annual
Period                                Total Return*
------                                --------------
1-year period ended 3-31-00               159.75%
Period from 7-31-97**
  through 3-31-00                          76.18%


 *Performance data from 3/24/00 represents the actual performance of Class C shares. Performance data prior to 3/24/00 represents the performance of Class B shares, but reflects the deduction of sales charges that would apply to an investment in Class C shares. Class B shares were combined with Class C shares effective 3/24/00 and were redesignated as Class C shares. The maximum contingent deferred sales charge (CDSC) is 1%, declining to zero at the end of the first year after investment.

**Initial public offering of the Fund.

  Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 2000, Science and Technology Fund had net assets totaling $284,981,217 invested in a diversified portfolio of:

   98.12% Common Stocks
    1.88% Cash and Cash Equivalents


As a shareholder of Science and Technology Fund, for every $100 you had invested on March 31, 2000, your Fund owned:

 $54.40  Services Stocks
  32.94  Manufacturing Stocks
   7.00 Transportation, Communication, Electric, Gas and Sanitary Services Stocks
   2.82  Wholesale and Retail Trade Stocks
   1.88  Cash and Cash Equivalents
   0.96  Finance, Insurance and Real Estate Stocks

THE INVESTMENTS OF
SCIENCE AND TECHNOLOGY FUND
MARCH 31, 2000

                                              Shares        Value

COMMON STOCKS
Business Services - 23.20%
 Acxiom Corporation*  ....................    60,000    2,019,375
 America Online, Inc.*  ..................    48,000    3,228,000
 Broadbase Software, Inc.*  ..............    45,000    3,574,687
 CacheFlow Inc.*  ........................    20,000    2,265,000
 CheckFree Holdings Corporation*  ........    27,000    1,906,031
 Clear Channel Communications, Inc.*  ....    20,000    1,381,250
 Critical Path, Inc.*  ...................    28,000    2,379,125
 DoubleClick Inc.*  ......................    40,000    3,746,250
 eBay Inc.*  .............................    16,000    2,815,500
 Getty Images, Inc.*  ....................    66,600    2,395,519
 Inktomi Corporation*  ...................    26,000    5,069,188
 InterNAP Network Services Corporation*  .    50,000    2,307,812
 MemberWorks Incorporated*  ..............    22,000      882,062
 NBC Internet, Inc., Class A*  ...........    30,000    1,291,875
 Netcentives Inc.*  ......................    50,000    1,509,375
 Netopia, Inc.*  .........................    37,250    2,680,836
 Redback Networks*  ......................    20,000    5,966,875
 S1 Corporation*  ........................    45,000    3,857,344
 Sanchez Computer Associates, Inc.*  .....    86,000    3,012,688
 724 Solutions Inc.*  ....................    19,000 $  2,346,500
 ShopNow.com Inc.*  ......................   100,000    1,468,750
 TMP Worldwide Inc.*  ....................    62,400    4,859,400
 Yahoo! Inc.*  ...........................    30,000    5,134,687
   Total .................................             66,098,129

Chemicals and Allied Products - 3.23%
 Albany Molecular Research, Inc.*  .....    50,000      2,896,875
 Forest Laboratories, Inc.*  ...........    35,000      2,957,500
 Pharmacyclics, Inc.*  .................    60,000      3,339,375
   Total ...............................                9,193,750

Communication - 3.15%
 COLT Telecom Group plc, ADR*  ...........     8,000    1,578,000
 EchoStar Communications Corporation,
   Class A* ..............................    48,000    3,792,000
 USA Networks, Inc.*  ....................   160,000    3,605,000
   Total .................................              8,975,000

Computer Programming Services - 4.36%
 Cysive, Inc.*  ..........................    25,875    1,778,906
 Portal Software, Inc.*  .................    77,000    4,386,594
 VeriSign, Inc.*  ........................    20,000    2,988,750
 webMethods, Inc.*  ......................    13,500    3,280,922
   Total .................................             12,435,172

Depository Institutions - 0.96%
 Concord EFS, Inc.*  .....................   120,000    2,748,750

               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
SCIENCE AND TECHNOLOGY FUND
MARCH 31, 2000
                                              Shares        Value
COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 22.56%
 Applied Micro Circuits Corporation*  ....    30,000 $  4,500,937
 Broadcom Corporation, Class A*  .........    30,000    7,287,188
 Data Critical Corporation*  .............   100,000    1,456,250
 Finisar Corporation*  ...................    19,500    2,856,750
 Gemstar International Group Limited*  ...    48,000    4,126,500
 Inet Technologies, Inc.*  ...............    50,000    2,648,437
 JDS Uniphase Corporation*  ..............    76,000    9,160,375
 Kopin Corporation*  .....................    25,000    1,717,969
 Micron Technology, Inc.*  ...............    31,000    3,906,000
 Nokia Corporation, Series A, ADR  .......    18,000    3,910,500
 Nortel Networks Corporation  ............    25,000    3,150,000
 Rambus Inc.*  ...........................    45,000   13,211,719
 Sycamore Networks, Inc.*  ...............    30,000    3,866,250
 Wink Communications, Inc.*  .............    75,000    2,493,750
   Total .................................             64,292,625

Engineering and Management Services - 3.16%
 Gene Logic Inc.*  .......................    40,000    1,675,000
 Incyte Pharmaceuticals, Inc.*  ..........    26,100    2,281,303
 MAXIMUS, Inc.*  .........................    30,000      915,000
 Paychex, Inc.  ..........................    45,000    2,355,469
 Sequenom, Inc.*  ........................    45,000    1,788,750
   Total .................................              9,015,522

Industrial Machinery and Equipment - 6.60%
 Apple Computer, Inc.*  ..................    30,900    4,195,641
 Crossroads Systems, Inc.*  ..............    10,000    1,033,750
 Foundry Networks, Inc.*  ................    30,000    4,249,687
 Juniper Networks, Inc.*  ................    30,000    7,882,500
 Palm, Inc.*  ............................    32,500    1,457,422
   Total .................................             18,819,000

Instruments and Related Products - 0.55%
 PE Corporation - Celera Genomics Group*      17,000    1,556,562

Miscellaneous Retail - 1.18%
 Amazon.com, Inc.*  ......................    50,000    3,348,438

Prepackaged Software - 23.68%
 Allaire Corporation*  ...................    39,000    2,946,937
 Ariba, Inc.*  ...........................    32,000    6,703,000
 BindView Development Corporation*  ......    75,000    2,327,344
 BroadVision, Inc.*  .....................   210,000    9,456,563
 Citrix Systems, Inc.*  ..................    70,000    4,635,312
 E.piphany, Inc.*  .......................    11,100    1,482,197
 eGain Communications Corporation*  ......    40,000    1,598,750
 HNC Software Inc.*  .....................    20,000    1,439,375
 Intuit Inc.*  ...........................    90,000    4,890,937
 Macromedia, Inc.*  ......................    41,000    3,704,094
 MatrixOne, Inc.*  .......................    10,750      429,664

               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
SCIENCE AND TECHNOLOGY FUND
MARCH 31, 2000
                                              Shares        Value
COMMON STOCKS (Continued)
Prepackaged Software (Continued)
 NetIQ Corporation*  .....................    56,500 $  3,790,797
 Phone.com, Inc.*  .......................    41,500    6,768,391
 Transaction Systems Architects, Inc.,
   Class A*...............................    26,000      750,750
 Veritas Software Corp.*  ................    60,000    7,760,625
 Vignette Corporation*  ..................    55,000    8,815,469
   Total .................................             67,500,205

Radio Communication - 1.82%
 Nextel Communications, Inc.*  ...........    35,000    5,187,656

Telephone Communication - 2.03%
 Illuminet Holdings, Inc.*  ..............    40,000    1,968,750
 Next Level Communications, Inc.*  .......    35,000    3,815,000
   Total .................................              5,783,750

Wholesale Trade -- Nondurable Goods - 1.64%
 Allscripts, Inc.*  ......................    40,000    2,400,000
 Ventro Corporation*  ....................    40,000    2,263,750
   Total .................................              4,663,750

TOTAL COMMON STOCKS - 98.12%                         $279,618,309
 (Cost: $134,390,382)

TOTAL SHORT-TERM SECURITIES - 1.72%                  $  4,902,925
 (Cost: $4,902,925)

TOTAL INVESTMENT SECURITIES - 99.84%                 $284,521,234
 (Cost: $139,293,307)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.16%         459,983

NET ASSETS - 100.00%                                 $284,981,217


               See Notes to Schedules of Investments on page 73.

WADDELL & REED TOTAL RETURN FUND
MANAGER'S LETTER
MARCH 31, 2000
-----------------------------------------------------------------


Dear Shareholder:


     This report relates to the operation of the Total Return Fund for the fiscal year ended March 31, 2000. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

     Three factors were critical to the performance of the stock market and the Fund during the past fiscal year. First, interest rates in the U.S. rose substantially. The Federal Reserve has increased the Fed Funds Rate on five occasions since June 1999, from 4.75% to 6.00%. Second, technology stocks exhibited tremendous performance, especially in the fourth quarter of 1999 and the first two months of 2000. Valuations of Internet, wireless, telecommunications, e-commerce and other Nasdaq securities reached levels never before witnessed by the stock market. Finally, a huge divergence opened between the valuations of many traditional companies and the tech sector. This valuation gap was further widened by a surge of tech-related issues in the first few months of 2000.

     The most relevant change in the Fund's portfolio during the year was the elimination of most of the Fund's fixed-income position in November. Also, we have attempted to reduce the Fund's exposure to the most extremely valued stocks. We have gradually added to sectors that we think reflect good value. We have not made any significant changes in management style during the last year. It appears that the extreme valuation divergence between technology stocks and many traditional companies is unsustainable. Our focus for recent new purchases has been on value. We have looked for reasonably priced stocks with earnings stability.

     The strategies and techniques we applied resulted in the Fund's performance exceeding that of the S&P 500 Index and the Lipper Large-Cap Core Fund Universe Average, both of which are charted on the following page. Those indexes reflect the performance of securities that generally represent the stock market (the S&P 500 Index) and the universe of funds with similar investment objectives (the Lipper Large-Cap Core Fund Universe Average). The category assigned to the Fund has changed from last year's report. This change is a result of Lipper's new fund classification system that was instituted in September 1999. The Fund's performance last year was aided by its concentration on value as the market began to rotate out of some of the more extremely priced sectors.

     We think the U.S. economy will slow in the second half of 2000 as a consequence of the Fed's efforts to raise interest rates and slow the growth of money supply. We also expect price-to-earnings ratios of extremely priced stocks to decline toward more normal levels. In this environment, we anticipate meaningful amounts of money returning to traditional companies with solid earnings, stable revenue streams and positive cash flow. We intend to continue to purchase large-capitalization, high-quality stocks that we believe have reasonable valuations, solid long-term growth prospects, and excellent global presence.

     Thank you very much for your continued support and confidence in our organization.

Respectfully,


James D. Wineland
Manager, Waddell & Reed Funds, Inc. Total Return Fund

             Comparison of Change in Value of $10,000 Investment in
                       Total Return Fund, Class C Shares,
                               The S&P 500 Index
              and The Lipper Large-Cap Core Fund Universe Average

                              Total                        Lipper
                             Return                     Large-Cap
                               Fund                     Core Fund
                            Class C      S & P 500       Universe
                             Shares          Index        Average
                          ---------      ---------     ----------
     09/30/92 Purchase       10,000         10,000         10,000
     03/31/93                11,147         10,962         11,015
     03/31/94                12,073         11,123         11,328
     03/31/95                12,818         12,855         12,522
     03/31/96                16,503         16,982         16,136
     03/31/97                18,472         20,334         18,633
     03/31/98                25,781         30,103         26,769
     03/31/99                27,707         35,681         30,968
     03/31/00                34,352         42,164         37,706


===== Total Return Fund, Class C Shares (1) (2) -- $34,352
+++++ S&P 500 Index (1)  -- $42,164
----- Lipper Large-Cap Core Fund Universe Average (1) -- $37,706


 (1) Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of both the indexes are not available, the investments were effected as of September 30, 1992.
 (2) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund.

         Average Annual Total Return
                    Class C**  Class Y
         -----------------------------

Year Ended
   3/31/00          23.98%     24.96%
5 Years Ended
   3/31/00          21.79%     N/A
7+ Years Ended
   3/31/00***       17.73%     N/A
Life of
   Class Y****      N/A        21.51%

   *Total return for the Class Y shares may be greater than that of the Class C shares because the Fund's Class Y shares are not subject to a contingent deferred sales charge and have a lower 12b-1 fee.
  **Performance data quoted represents past performance. Performance data from 3/24/00 represents the actual performance of Class C shares. Performance data prior to 3/24/00 represents the performance of Class B shares, but reflects the deduction of sales charges that would apply to an investment in Class C shares. Class B shares were combined with Class C shares effective 3/24/00 and were redesignated as Class C shares. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The maximum contingent deferred sales charge (CDSC) is 1%, declining to zero at the end of the first year after investment.
 ***9/21/92 (the initial offering date) through 3/31/00
****12/29/95 (the date on which Fund Class Y shares were first acquired by investors) through 3/31/00.

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
-----------------------------------------------------------------
TOTAL RETURN FUND

PORTFOLIO STRATEGY:
Common stocks and          OBJECTIVE:   To seek current income while
securities convertible into             seeking capital growth.
common stocks.
                            STRATEGY:   Invests primarily in common stocks of
                                        U.S. companies with dominant market
                                        positions in their industries and that
                                        have a record of paying regular
                                        dividends on common stock or have the
                                        potential for capital appreciation.

                             FOUNDED:   1992

        SCHEDULED DIVIDEND FREQUENCY:   ANNUALLY (December)

PERFORMANCE SUMMARY - Class C Shares

        PER SHARE DATA
For the Fiscal Year ended March 31, 2000
-------------------------------------------

DIVIDEND PAID                    $0.03
                                 =====

CAPITAL GAINS DISTRIBUTION       $0.43
                                 =====

NET ASSET VALUE ON
    3/31/00 $13.76 adjusted to: $14.19(A)
    3/31/99                      11.52
                                ------
CHANGE PER SHARE                $ 2.67
                                ======

(A)This number includes the capital gains distribution of $0.43 paid in December 1999 added to the actual net asset value on March 31, 2000.

Past performance is not necessarily indicative of future results.

TOTAL RETURN HISTORY

                                      Average Annual
                                      Total Return*
                                     ---------------
1-year period ended 3-31-00                23.98%
5-year period ended 3-31-00                21.79%
Period from 9-21-92**
  through 3-31-00                          17.73%

 *Performance data from 3/24/00 represents the actual performance of Class C shares. Performance data prior to 3/24/00 represents the performance of Class B shares, but reflects the deduction of sales charges that would apply to an investment in Class C shares. Class B shares were combined with Class C shares effective 3/24/00 and were redesignated as Class C shares. The maximum contingent deferred sales charge (CDSC) is 1%, declining to zero at the end of the first year after investment.

**Initial public offering of the Fund.

  Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 2000, Total Return Fund had net assets totaling $587,444,840 invested in a diversified portfolio of:

   97.63% Common Stocks
    1.98% Cash and Cash Equivalents
    0.39% Preferred Stock


As a shareholder of Total Return Fund, for every $100 you had invested on March 31, 2000, your Fund owned:

 $45.42  Manufacturing Stocks
  13.71  Finance, Insurance and Real Estate Stocks
  11.92  Wholesale and Retail Trade Stocks
   9.90  Services Stocks
   9.39  Transportation, Communication, Electric
           and Sanitary Services Stocks
   5.70  Mining Stocks
   1.98  Cash and Cash Equivalents
   1.59  Miscellaneous Investing Institutions Stocks
   0.39  Preferred Stock

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 2000

                                              Shares        Value

COMMON STOCKS
Amusement and Recreation Services - 2.01%
 Walt Disney Company (The)  ..............   284,700  $11,779,463

Building Materials and Garden Supplies - 0.66%
 Home Depot, Inc. (The)  .................    60,150    3,879,675

Business Services - 2.16%
 Aether Systems, Inc.  ...................     8,300    1,510,600
 America Online, Inc.*  ..................    67,600    4,546,100
 Clear Channel Communications, Inc.*  ....    95,800    6,616,187
   Total .................................             12,672,887

Chemicals and Allied Products - 18.53%
 Air Products and Chemicals, Inc.  .......   139,200    3,958,500
 American Home Products Corporation  .....   130,500    6,998,063
 Biogen, Inc.*  ..........................    36,400    2,541,175
 Bristol-Myers Squibb Company  ...........    45,400    2,621,850
 Dow Chemical Company (The)  .............    55,200    6,292,800
 du Pont (E.I.) de Nemours and Company  ..   159,400    8,428,275
 Forest Laboratories, Inc.*  .............    78,900    6,667,050
 Johnson & Johnson  ......................    71,900    5,037,494
 Lilly (Eli) and Company  ................   102,700    6,470,100
 Merck & Co., Inc.  ......................   123,900    7,697,287
 Pfizer Inc.  ............................   187,300    6,848,156
 Pharmacia & Upjohn, Inc.  ...............   156,700    9,284,475
 Pharmacia Corporation  ..................   232,100   11,953,150
 Schering-Plough Corporation  ............   209,100    7,684,425
 Warner-Lambert Company  .................   168,100   16,389,750
   Total .................................            108,872,550

Communication - 2.68%
 Cox Communications, Inc., Class A*  .....   203,700    9,879,450
 General Motors Corporation  .............    46,900    5,839,050
   Total .................................             15,718,500

Depository Institutions - 4.01%
 Bank of America Corporation  ............   166,700    8,741,331
 Chase Manhattan Corporation (The)  ......    71,200    6,207,750
 Citigroup Inc.  .........................   144,675    8,581,036
   Total .................................             23,530,117

Electronic and Other Electric Equipment - 8.82%
 Analog Devices, Inc.*  ..................   109,400    8,813,537
 General Electric Company  ...............    83,500   12,958,156
 Intel Corporation  ......................   125,300   16,516,106
 Rambus Inc.*  ...........................    46,100   13,534,672
   Total .................................             51,822,471


               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Fabricated Metal Products - 0.68%
 Gillette Company (The)  .................   106,550 $  4,015,603

Food Stores - 3.97%
 Kroger Co. (The)*  ......................   747,900   13,134,994
 Safeway Inc.*  ..........................   224,600   10,163,150
   Total .................................             23,298,144

Furniture and Fixtures - 0.52%
 Lear Corporation*  ......................   107,500    3,023,437

Furniture and Home Furnishing Stores - 3.27%
 Best Buy Co., Inc.*  ....................    52,200    4,489,200
 Circuit City Stores, Inc.
   - Circuit City Group ..................   194,900   11,864,538
 Tandy Corporation  ......................    56,300    2,857,225
   Total .................................             19,210,963

General Merchandise Stores - 1.68%
 Target Corporation  .....................    68,400    5,112,900
 Wal-Mart Stores, Inc.  ..................    85,900    4,767,450
   Total .................................              9,880,350

Holding and Other Investment Offices - 1.59%
 ABB Ltd. (A)  ...........................    81,050    9,309,929

Industrial Machinery and Equipment - 8.10%
 Baker Hughes Incorporated  ..............   223,800    6,769,950
 Cisco Systems, Inc.*  ...................   122,000    9,432,125
 Dell Computer Corporation*  .............   207,500   11,198,516
 EMC Corporation*  .......................    84,700   10,587,500
 International Business Machines Corporation  81,400    9,605,200
   Total .................................             47,593,291

Instruments and Related Products - 3.23%
 Guidant Corporation*  ...................   162,900    9,580,556
 Medtronic, Inc.  ........................   131,900    6,784,606
 Raytheon Company, Class A  ..............   138,999    2,614,919
   Total .................................             18,980,081

Insurance Carriers - 3.11%
 American International Group, Inc.  .....    73,500    8,048,250
 Aon Corporation  ........................    71,900    2,318,775
 Chubb Corporation (The)  ................   117,300    7,925,081
   Total .................................             18,292,106

Motion Pictures - 2.06%
 Time Warner Incorporated  ...............   121,200   12,120,000

               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 2000
                                              Shares        Value
COMMON STOCKS (Continued)
Nondepository Institutions - 5.97%
 Associates First Capital Corporation,
   Class A ...............................   586,842 $ 12,580,425
 Fannie Mae  .............................   195,400   11,027,888
 Freddie Mac  ............................   259,300   11,457,819
   Total .................................             35,066,132

Oil and Gas Extraction - 5.70%
 Anadarko Petroleum Corporation  .........   176,700    6,836,081
 Burlington Resources Incorporated  ......   249,400    9,227,800
 Schlumberger Limited  ...................   164,100   12,553,650
 Transocean Sedco Forex Inc.  ............    95,146    4,882,179
   Total .................................             33,499,710

Paper and Allied Products - 1.16%
 International Paper Company  ............   159,900    6,835,725

Petroleum and Coal Products - 2.83%
 Exxon Mobil Corporation  ................   110,784    8,620,380
 Royal Dutch Petroleum Company  ..........   139,400    8,024,213
   Total .................................             16,644,593

Prepackaged Software - 3.67%
 Microsoft Corporation*  .................   138,500   14,754,578
 Oracle Corporation*  ....................    87,400    6,814,469
   Total .................................             21,569,047

Primary Metal Industries - 0.97%
 Alcoa Incorporated  .....................    81,400    5,718,350

Radio Communication - 1.44%
 Vodafone Airtouch Public Limited
   Company, ADR ..........................   152,700    8,484,394

Security and Commodity Brokers - 0.62%
 Charles Schwab Corporation (The)  .......    63,700    3,618,956

Telephone Communication - 5.27%
 MCI WORLDCOM, Inc.*  ....................    96,000    4,359,000
 Nippon Telegraph and
   Telephone Corporation (A) .............       330    5,240,136
 SBC Communications Inc.  ................   265,200   11,138,400
 Telefonaktiebolaget LM Ericsson,
   ADR, Class B ..........................   109,000   10,218,750
   Total .................................             30,956,286

Transportation Equipment - 0.58%
 Lockheed Martin Corporation  ............   165,200    3,376,275


               See Notes to Schedules of Investments on page 73.

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Wholesale Trade -- Nondurable Goods - 2.34%
 Cardinal Health, Inc.  ..................   180,700 $  8,289,613
 Enron Corp.  ............................    73,000    5,465,875
   Total .................................             13,755,488

TOTAL COMMON STOCKS - 97.63%                         $573,524,523
 (Cost: $371,358,774)

PREFERRED STOCK - 0.39%
Communication
 Cox Communications, Inc., 7.0% Convertible   35,700 $  2,266,950
 (Cost: $1,785,000)

TOTAL SHORT-TERM SECURITIES - 2.80%                  $ 16,452,444
 (Cost: $16,452,444)

TOTAL INVESTMENT SECURITIES - 100.82%                $592,243,917
 (Cost: $389,596,218)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.82%)   (4,799,077)

NET ASSETS - 100.00%                                 $587,444,840


               See Notes to Schedules of Investments on page 73.

WADDELL & REED FUNDS, INC.
MARCH 31, 2000


Notes to Schedules of Investments

* No income dividends were paid during the preceding 12 months.

(A)  Listed on an exchange outside the United States.

(B) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000, the value of these securities amounted to $1,440,251 in High Income Fund, or 6.29% of net assets and $10,413,263 in International Growth Fund, or 4.36% of net assets.

(C) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

WADDELL & REED FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000
(In Thousands Except for Per Share Amounts)
                                     Asset                        High
                                  Strategy        Growth        Income
                                      Fund          Fund          Fund
Assets                        ------------   -----------     -----------
 Investment securities--at
   value (Notes 1 and 3)..         $53,536      $818,930       $22,008
 Cash  ...................               1             2             1
 Receivables:
   Fund shares sold ......              99         1,387            11
   Investment securities sold        1,708         4,268           854
   Dividends and interest.              83           153           519
 Prepaid insurance premium             ---             2           ---
                                   -------      --------       -------
    Total assets  ........          55,427       824,742        23,393
Liabilities                        -------      --------       -------
 Payable to Fund shareholders           57         3,697           231
 Payable for investment
   securities purchased ..           2,620         3,330           243
 Accrued service fee -
   Class C (Note 2).......              10           172             5
 Accrued transfer agency and
   dividend disbursing  -
   Class C (Note 2).......               9           130             7
 Accrued distribution
   fee - Class C (Note 2).               1            17           ---
 Dividends payable  ......             ---           ---            20
 Accrued accounting
   services fee (Note 2)..               3             7             1
 Accrued management fee (Note 2)         1            19           ---
 Other  ..................              10            24             3
                                   -------      --------       -------
    Total liabilities  ...            2711         7,396           510
                                   -------      --------       -------
      Total net assets ...         $52,716      $817,346       $22,883
Net Assets                         =======      ========       =======
 $0.01 par value capital stock
   Capital stock .........         $    35      $    377       $    25
   Additional paid-in capital                     38,030       426,671
 25,369
 Accumulated undistributed
   income (loss):
   Accumulated undistributed
    net investment loss  .             (1)           ---           ---
   Accumulated undistributed
    net realized gain (loss)
    on investments  ......           7,248       160,384        (1,214)
   Net unrealized appreciation
    (depreciation) of
    investments  .........           7,404       229,914        (1,297)
                                   -------      --------       -------
    Net assets applicable to
      outstanding units
      of capital .........         $52,716      $817,346       $22,883
                                   =======      ========       =======
Net asset value, redemption and
 offering price per share:
 Class C shares  .........          $15.21        $21.64         $9.27
 Class Y shares  .........          $15.26        $22.65         $9.27
Capital shares outstanding:
 Class C shares  .........           3,432        37,004         2,466
 Class Y shares  .........              33           740             1
Capital shares authorized          500,000       500,000       500,000

*Not shown due to rounding.
                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000
(In Thousands Except for Per Share Amounts)
                             International      Limited-     Municipal
                                    Growth     Term Bond          Bond
                                      Fund          Fund          Fund
Assets                        ------------   -----------     -----------
 Investment securities--at
   value (Notes 1 and 3)..        $235,015       $20,123       $28,288
 Cash  ...................               2             1             1
 Receivables:
   Fund shares sold ......             784             6             1
   Investment securities sold       15,119           ---           ---
   Dividends and interest.             252           322           456
 Prepaid insurance premium             ---           ---           ---
                                  --------       -------       -------
    Total assets  ........         251,172        20,452        28,746
Liabilities                       --------       -------       -------
 Payable to Fund shareholders        1,057           227           348
 Payable for investment
   securities purchased ..          11,379           ---           ---
 Accrued service fee -
   Class C (Note 2).......              50             4             6
 Accrued transfer agency and
   dividend disbursing -
   Class C (Note 2).......              44             7             7
 Accrued distribution
   fee - Class C (Note 2).               5           ---             1
 Dividends payable  ......             ---            11            12
 Accrued accounting
   services fee (Note 2)..               4             1             2
 Accrued management fee (Note 2)         6           ---           ---
 Other  ..................              51             7             7
                                  --------       -------       -------
    Total liabilities  ...          12,596           257           383
                                  --------       -------       -------
      Total net assets ...        $238,576       $20,195       $28,363
Net Assets                        ========       =======       =======
 $0.01 par value capital stock
   Capital stock .........        $     83       $    21       $    28
   Additional paid-in capital                    116,697        21,063
 30,706
 Accumulated undistributed
   income (loss):
   Accumulated undistributed
    net investment loss ..           (252)           ---           ---
   Accumulated undistributed
    net realized gain (loss)
    on investments  ......          34,701         (275)           (79)
   Net unrealized appreciation
    (depreciation) of
    investments  .........          87,347         (614)        (2,292)
                                  --------       -------       -------
    Net assets applicable to
      outstanding units
      of capital .........        $238,576       $20,195       $28,363
                                  ========       =======       =======
Net asset value, redemption and
 offering price per share:
 Class C shares  .........          $28.58         $9.76        $10.11
 Class Y shares  .........          $29.86         $9.76        $10.11
Capital shares outstanding:
 Class C shares  .........           8,163         1,944         2,805
 Class Y shares  .........             177           126           ---*
Capital shares authorized          500,000       500,000       500,000

*Not shown due to rounding.

                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000
(In Thousands Except for Per Share Amounts)
                               Science and         Total
                                Technology        Return
                                      Fund          Fund
Assets                        ------------  ------------
 Investment securities--at
   value (Notes 1 and 3)..        $284,521      $592,244
 Cash  ...................               2             1
 Receivables:
   Fund shares sold ......           1,767           432
   Investment securities sold          ---           209
   Dividends and interest.              37           408
 Prepaid insurance premium             ---             2
                                  --------      --------
    Total assets  ........         286,327       593,296
Liabilities                       --------      --------
 Payable to Fund shareholders          832         4,121
 Payable for investment
   securities purchased ..             368         1,446
 Accrued service fee -
   Class C (Note 2).......              63           119
 Accrued transfer agency and
   dividend disbursing -
   Class C (Note 2).......              51           114
 Accrued distribution
   fee - Class C (Note 2).               6            12
 Dividends payable  ......             ---           ---
 Accrued accounting
   services fee (Note 2)..               4             6
 Accrued management fee (Note 2)         7            11
 Other  ..................              15            22
                                  --------      --------
    Total liabilities  ...           1,346         5,851
                                  --------      --------
      Total net assets ...        $284,981      $587,445
Net Assets                        ========      ========
 $0.01 par value capital stock
   Capital stock .........        $     63      $    427
   Additional paid-in capital      134,385       327,515
 Accumulated undistributed
   income (loss):
   Accumulated undistributed
    net investment loss ..             ---           (27)
   Accumulated undistributed
    net realized gain (loss)
    on investments  ......           5,305        56,885
   Net unrealized appreciation
    (depreciation) of
    investments  .........         145,228       202,645
                                  --------      --------
    Net assets applicable to
      outstanding units
      of capital .........        $284,981      $587,445
                                  ========      ========
Net asset value, redemption and
 offering price per share:
 Class C shares  .........          $45.03        $13.76
 Class Y shares  .........          $45.36        $14.08
Capital shares outstanding:
 Class C shares  .........           6,282        42,548
 Class Y shares  .........              46           153
Capital shares authorized          500,000       500,000

*Not shown due to rounding.


                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 2000
(In Thousands)
                                     Asset                        High
                                  Strategy        Growth        Income
                                      Fund          Fund          Fund
Investment Income (Loss)      ------------   -----------   -----------
 Income (Note 1B):
   Interest and amortization       $   800      $  6,820        $2,386
   Dividends .............             191           346             1
                                   -------      --------        ------
    Total income  ........             991         7,166         2,387
                                   -------      --------        ------
 Expenses (Note 2):
   Distribution fee - Class C          298         4,387           192
   Investment management fee           289         5,009           162
   Service fee - Class C..              99         1,451            64
   Transfer agency and dividend
    disbursing - Class C               114         1,247            82
   Registration fees .....              39            75            39
   Accounting services fee              21            67            18
   Custodian fees ........               9            17             4
   Audit fees ............              11            15            10
   Legal fees ............               1            18             2
   Shareholder servicing fee -
    Class Y  .............               1            17           ---*
   Distribution fee - Class Y            1            27           ---*
   Other .................               9           120             6
                                   -------      --------        ------
    Total  ...............             892        12,450           579
    Less expenses in excess of
      voluntary waiver of management
      fee (Note 2) .......             ---           ---           (25)
                                   -------      --------        ------
      Total expenses .....             892        12,450           554
                                   -------      --------        ------
       Net investment income (loss)     99        (5,284)        1,833
                                   -------      --------        ------
Realized and Unrealized Gain
 (Loss) on Investments (Notes 1 and 3)
 Realized net gain (loss)
   on securities .........           8,830       236,897          (453)
 Realized net loss from foreign
   currency transactions .              (2)          ---           ---
 Realized net gain on forward
   currency contracts                  ---           ---           ---
 Realized net loss on put options      (63)          ---           ---
                                   -------      --------        ------
   Realized net gain (loss)
    on investments  ......           8,765       236,897          (453)
                                   -------      --------        ------
 Unrealized appreciation (depreciation)
   in value of securities during the
   period ................           5,620       112,584        (1,279)
 Unrealized appreciation on
  .options during the period            70           ---           ---
                                   -------      --------        ------
   Unrealized appreciation
    (depreciation)  ......           5,690       112,584        (1,279)
                                   -------      --------        ------
    Net gain (loss) on investments  14,455       349,481        (1,732)
                                   -------      --------        ------
      Net increase (decrease) in net
       assets resulting from
       operations  .......         $14,554      $344,197        $  101

                                   =======      ========        ======
*Not shown due to rounding.
                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 2000
(In Thousands)
                             International      Limited-     Municipal
                                    Growth     Term Bond          Bond
                                      Fund          Fund          Fund
Investment Income (Loss)      ------------   -----------   -----------
 Income (Note 1B):
   Interest and amortization      $    333        $1,480        $2,232
   Dividends .............           1,006           ---           ---
                                  --------        ------        ------
    Total income  ........           1,339         1,480         2,232
                                  --------        ------        ------
 Expenses (Note 2):
   Distribution fee - Class C        1,120           165           284
   Investment management fee         1,275           116           202
   Service fee - Class C..             370            55            94
   Transfer agency and dividend
    disbursing - Class C               430            76            81
   Registration fees .....              57            42            41
   Accounting services fee              42            10            20
   Custodian fees ........             203             3             3
   Audit fees ............              15            12            11
   Legal fees ............               5             1             2
   Shareholder servicing fee -
    Class Y  .............               3             1           ---*
   Distribution fee - Class Y            5             1           ---*
   Other .................              35             5             7
                                  --------        ------        ------
    Total  ...............           3,560           487           745
    Less expenses in excess of
      voluntary waiver of management
      fee (Note 2) .......             ---           (86)          ---
                                  --------        ------        ------
      Total expenses .....           3,560           401           745
                                  --------        ------        ------
       Net investment income (loss) (2,221)        1,079         1,487
                                  --------        ------        ------
Realized and Unrealized Gain
 (Loss) on Investments (Notes 1 and 3)
 Realized net gain (loss)
   on securities .........          44,714          (122)           48
 Realized net loss from foreign
   currency transactions .            (324)          ---           ---
 Realized net gain on forward
   currency contracts ....              28           ---           ---
 Realized net loss on put options      ---           ---           ---
                                  --------        ------        ------
   Realized net gain (loss)
    on investments  ......          44,418          (122)           48
                                  --------        ------        ------
 Unrealized appreciation (depreciation)
   in value of securities during the
   period ................          66,004          (799)       (4,314)
 Unrealized appreciation on
  .options during the period           ---           ---           ---
                                  --------        ------        ------
   Unrealized appreciation
    (depreciation)  ......         66,004           (799)       (4,314)
                                  --------        ------        ------
    Net gain (loss) on investments 110,422          (921)       (4,266)
                                  --------        ------        ------
      Net increase (decrease) in net
       assets resulting from
       operations  .......        $108,201        $  158       $(2,779)
                                  ========        ======       =======
*Not shown due to rounding.
                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 2000
(In Thousands)
                               Science and         Total
                                Technology        Return
                                      Fund          Fund
Investment Income (Loss)      ------------   -----------
 Income (Note 1B):
   Interest and amortization      $    729      $  5,620
   Dividends .............              23         4,521
                                  --------      --------
    Total income  ........             752        10,141
                                  --------      --------
 Expenses (Note 2):
   Distribution fee - Class C        1,086         4,079
   Investment management fee         1,214         3,827
   Service fee - Class C..             343         1,361
   Transfer agency and dividend
    disbursing - Class C               377         1,182
   Registration fees .....              73            62
   Accounting services fee              38            64
   Custodian fees ........              11            47
   Audit fees ............              11            18
   Legal fees ............               4            16
   Shareholder servicing fee -
    Class Y  .............               1             2
   Distribution fee - Class Y          ---*             4
   Other .................              34           114
                                  --------      --------
    Total  ...............           3,192        10,776
    Less expense in excess of
      voluntary waiver of management
      fee (Note 2) .......             ---           ---
                                  --------      --------
      Total expenses .....           3,192        10,776
                                  --------      --------
       Net investment income (loss) (2,440)         (635)
                                  --------      --------
Realized and Unrealized Gain
 (Loss) on Investments (Notes 1 and 3)
 Realized net gain (loss)
   on securities .........           9,123        67,686
 Realized net loss from foreign
   currency transactions .             ---           (45)
 Realized net gain on forward
   currency contracts ....             ---           ---
 Realized net loss on put options      ---           ---
                                  --------      --------
   Realized net gain (loss)
    on investments  ......           9,123        67,641
                                  --------      --------
 Unrealized appreciation (depreciation)
   in value of securities during the
   period ................         133,188        51,174
 Unrealized appreciation on
  .options during the period           ---           ---
                                  --------      --------
   Unrealized appreciation
    (depreciation)  ......         133,188        51,174
                                  --------      --------
    Net gain (loss) on investments 142,311       118,815
                                  --------      --------
      Net increase (decrease) in net
       assets resulting from
       operations  .......        $139,871      $118,180
                                  ========      ========

*Not shown due to rounding.
                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended MARCH 31, 2000
(In Thousands)
                                     Asset                        High
                                  Strategy        Growth        Income
                                      Fund          Fund          Fund
                              ------------   -----------   -----------
Increase (Decrease) in Net Assets
 Operations:
   Net investment income
    (loss)  ..............         $    99      $ (5,284)      $ 1,833
   Realized net gain (loss)
    on investments  ......           8,765       236,897          (453)
   Unrealized appreciation
    (depreciation)  ......           5,690       112,584        (1,279)
                                   -------      --------       -------
    Net increase (decrease) in
      net assets resulting from
      operations .........          14,554       344,197           101
                                   -------      --------       -------
 Distributions to shareholders from
 (Note 1E):*
   Net investment income:
    Class C  .............            (151)          ---        (1,832)
    Class Y  .............              (4)          ---            (1)
   Realized net gain on
    investment transactions:
    Class C  .............            (981)      (98,873)          ---
    Class Y  .............              (9)       (2,024)          ---
                                   -------      --------       -------
                                    (1,145)     (100,897)       (1,833)
                                   -------      --------       -------
 Capital share transactions
   (Note 5) ..............           8,527       141,492          (818)
                                   -------      --------       -------
   Total increase (decrease)        21,936       384,792        (2,550)
Net Assets
 Beginning of period  ....          30,780       432,554        25,433
                                   -------      --------       -------
 End of period  ..........         $52,716      $817,346       $22,883
                                   =======      ========       =======
 Undistributed net
   investment loss .......             $(1)         $---          $---
                                       ===          ====          ====

*See "Financial Highlights" on pages 82 - 97.
**Not shown due to rounding.

                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended MARCH 31, 2000
(In Thousands)
                             International      Limited-     Municipal
                                    Growth     Term Bond          Bond
                                      Fund          Fund          Fund
                              ------------   -----------   -----------
Increase (Decrease) in Net Assets
 Operations:
   Net investment income
    (loss)  ..............        $ (2,221)      $ 1,079       $ 1,487
   Realized net gain (loss)
    on investments  ......          44,418          (122)           48
   Unrealized appreciation
    (depreciation)  ......          66,004          (799)       (4,314)
                                  --------       -------       -------
    Net increase (decrease) in
      net assets resulting from
      operations .........         108,201           158        (2,779)
                                  --------       -------       -------
 Distributions to shareholders from
 (Note 1E):*
   Net investment income:
    Class C  .............             ---        (1,045)       (1,487)
    Class Y  .............             ---           (34)          ---**
   Realized net gain on
    investment transactions:
    Class C  .............         (12,763)          ---           (58)
    Class Y  .............            (188)          ---           ---**
                                  --------       -------       -------
                                   (12,951)       (1,079)       (1,545)
                                  --------       -------       -------
 Capital share transactions
   (Note 5) ..............          42,933          (458)      (10,221)
                                  --------       -------       -------
   Total increase (decrease)       138,183        (1,379)      (14,545)
Net Assets
 Beginning of period  ....         100,393        21,574        42,908
                                  --------       -------       -------
 End of period  ..........        $238,576       $20,195       $28,363
                                  ========       =======       =======
 Undistributed net
   investment loss .......           $(252)         $---          $---
                                     =====          ====          ====

*See "Financial Highlights" on pages 82 - 97.
**Not shown due to rounding.


                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended MARCH 31, 2000
(In Thousands)
                               Science and         Total
                                Technology        Return
                                      Fund          Fund
                              ------------   -----------
Increase (Decrease) in Net Assets
 Operations:
   Net investment income
    (loss)  ..............       $  (2,440)     $   (635)
   Realized net gain (loss)
    on investments  ......           9,123        67,641
   Unrealized appreciation
    (depreciation)  ......         133,188        51,174
                                  --------      --------
    Net increase (decrease) in
      net assets resulting from
      operations .........         139,871       118,180
                                  --------      --------
 Distributions to shareholders from
 (Note 1E):*
   Net investment income:
    Class C  .............             ---        (1,151)
    Class Y  .............             ---           (16)
   Realized net gain on
    investment transactions:
    Class C  .............          (1,295)      (18,926)
    Class Y  .............              (9)          (56)
                                  --------      --------
                                    (1,304)      (20,149)
                                  --------      --------
 Capital share transactions
   (Note 5) ..............         101,990       (20,177)
                                  --------      --------
   Total increase (decrease)       240,557        77,854
Net Assets
 Beginning of period  ....          44,424       509,591
                                  --------      --------
 End of period  ..........        $284,981      $587,445
                                  ========      ========
 Undistributed net
   investment loss .......            $---          $(27)
                                      ====          ====

*See "Financial Highlights" on pages 82 - 97.
**Not shown due to rounding.


                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended MARCH 31, 1999
 (In Thousands)                      Asset                        High
                                  Strategy        Growth        Income
                                      Fund          Fund          Fund
                              ------------   -----------   -----------
Increase in Net Assets
 Operations:
   Net investment income
    (loss)  ..............         $   347      $ (3,141)       $1,188
   Realized net gain (loss)
    on investments  ......            (425)       68,630          (761)
   Unrealized appreciation
    (depreciation)  ......             555         7,999          (524)
                                   -------      --------       -------
    Net increase (decrease) in
      net assets resulting from
      operations .........             477        73,488           (97)
                                   -------      --------       -------
 Distributions to shareholders from
 (Note 1E):*
   Net investment income:
    Class B  .............            (358)          ---        (1,188)
    Class Y  .............              (7)          ---           ---
   Realized net gain on
    investment transactions:
    Class B  .............            (628)      (54,879)          (57)
    Class Y  .............              (6)         (130)          ---
                                   -------      --------       -------
                                      (999)      (55,009)       (1,245)
                                   -------      --------       -------
 Capital share transactions
   (Note 5) ..............          11,662        83,928        14,963
                                   -------      --------       -------
   Total increase ........          11,140       102,407        13,621
Net Assets
 Beginning of period  ....          19,640       330,147        11,812
                                   -------      --------       -------
 End of period  ..........         $30,780      $432,554       $25,433
                                   =======      ========       =======
 Undistributed net
   investment income .....              $7          $---          $---
                                        ==          ====          ====

*See "Financial Highlights" on pages 82 - 97.

                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended MARCH 31, 1999
(In Thousands)               International      Limited-     Municipal
                                    Growth     Term Bond          Bond
                                      Fund          Fund          Fund
                             -------------   -----------   -----------
Increase in Net Assets
 Operations:
   Net investment income
    (loss)  ..............        $   (474)      $   836        $1,491
   Realized net gain (loss)
    on investments  ......          10,347             2           872
   Unrealized appreciation
    (depreciation)  ......            (381)            2          (539)
                                  --------       -------       -------
    Net increase (decrease) in
      net assets resulting from
      operations .........           9,492           840         1,824
                                  --------       -------       -------
 Distributions to shareholders from
 (Note 1E):*
   Net investment income:
    Class B  .............             ---          (824)       (1,491)
    Class Y  .............             ---           (12)          ---
   Realized net gain on
    investment transactions:
    Class B  .............          (5,284)          ---        (1,114)
    Class Y  .............             (31)          ---           ---
                                  --------       -------       -------
                                    (5,315)         (836)       (2,605)
                                  --------       -------       -------
 Capital share transactions
   (Note 5) ..............           8,756         3,238         3,666
                                  --------       -------       -------
   Total increase ........          12,933         3,242         2,885
Net Assets
 Beginning of period  ....          87,460        18,332        40,023
                                  --------       -------       -------
 End of period  ..........        $100,393       $21,574       $42,908
                                  ========       =======       =======
 Undistributed net
   investment income .....           $---           $---          $---
                                      ====          ====          ====

*See "Financial Highlights" on pages 82 - 97.

                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended MARCH 31, 1999
(In Thousands)                 Science and         Total
                                Technology        Return
                                      Fund          Fund
                              ------------   -----------
Increase in Net Assets
 Operations:
   Net investment income
    (loss)  ..............         $  (234)     $  1,435
   Realized net gain (loss)
    on investments  ......             148        58,725
   Unrealized appreciation
    (depreciation)  ......          10,801       (24,832)
                                   -------      --------
    Net increase (decrease) in
      net assets resulting from
      operations .........          10,715        35,328
                                   -------      --------
 Distributions to shareholders from
 (Note 1E):*
   Net investment income:
    Class B  .............             ---          (383)
    Class Y  .............             ---            (8)
   Realized net gain on
    investment transactions:
    Class B  .............             ---       (59,613)
    Class Y  .............             ---          (148)
                                   -------      --------
                                       ---       (60,152)
                                   -------      --------
 Capital share transactions
   (Note 5) ..............          26,094        60,502
                                   -------      --------
   Total increase ........          36,809        35,678
Net Assets
 Beginning of period  ....           7,615       473,913
                                   -------      --------
 End of period  ..........         $44,424      $509,591
                                   =======      ========
 Undistributed net
   investment income .....            $---        $1,039
                                      ====        ======

*See "Financial Highlights" on pages 82 - 97.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
ASSET STRATEGY FUND
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:
                                                          For the
                                                           period
                                   For the fiscal            from
                                year ended March 31,     4/20/95*
                           ----------------------------------- to
                               2000   1999    1998   1997 3/31/96
                            -------------- -------------- -------
Net asset value,
 beginning of period         $11.20  $11.42  $9.73  $10.15 $10.00
                             ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   income ..........           0.03   0.15    0.21   0.23    0.16
 Net realized and
   unrealized gain (loss)
   on investments ..           4.33   0.05    2.16  (0.30)   0.14
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......           4.36   0.20    2.37  (0.07)   0.30
                             ------ ------  ------ ------  ------
Less distributions:
 From net investment
   income ..........          (0.05) (0.16)  (0.22) (0.21)  (0.15)
 From capital gains           (0.30) (0.26)  (0.46) (0.14)  (0.00)
                             ------ ------  ------ ------  ------
Total distributions           (0.35)  (0.42) (0.68) (0.35)  (0.15)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $15.21 $11.20  $11.42  $9.73  $10.15
                             ====== ======  ====== ======  ======
Total return .......          39.60%  1.79%  24.94% -0.86%   3.00%
Net assets, end of
 period (000
 omitted)  .........        $52,208$30,473 $19,415$13,398 $13,221
Ratio of expenses
 to average net
 assets  ...........           2.24%  2.32%   2.44%  2.52%   2.54%**
Ratio of net investment
 income to average
 net assets  .......           0.24%  1.38%   2.02%  2.21%   2.14%**
Portfolio turnover
 rate  .............         204.12%168.17% 220.67%109.92%  75.02%

 (A) See Note 5.
  *Commencement of operations.
 **Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
ASSET STRATEGY FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                                          For the
                                    For the fiscal         period
                                 year ended March 31,        from
                              -----------------------------12/29/95*
                               2000   1999    1998   1997 to 3/31/96
                            -------------------------------------
Net asset value,
 beginning of
 period  ...........         $11.21 $11.43   $9.73 $10.16  $10.23
                              -----  -----   ----- ------  ------
Income from investment
 operations:
 Net investment
   income...........           0.15   0.26    0.31   0.27    0.07
 Net realized and
   unrealized gain (loss)
   on investments ..           4.33   0.05    2.16  (0.26)  (0.08)
                              -----  -----   ----- ------  ------
Total from investment
 operations  .......           4.48   0.31    2.47   0.01   (0.01)
                              -----  -----   ----- ------  ------
Less distributions:
 From net investment
   income ..........          (0.13) (0.27)  (0.31) (0.30)  (0.06)
 From capital gains           (0.30) (0.26)  (0.46) (0.14)  (0.00)
                              -----  -----   ----- ------  ------
Total distributions           (0.43) (0.53)  (0.77) (0.44)  (0.06)
                              -----  -----   ----- ------  ------
Net asset value,
 end of period  ....         $15.26 $11.21  $11.43  $9.73  $10.16
                             ====== ======  ====== ======  ======
Total return .......          40.85%  2.75%  26.06%  0.05%  -0.25%
Net assets, end of
 period (000
 omitted) ..........           $508   $307    $225   $116      $1
Ratio of expenses
 to average net
 assets  ...........           1.33%  1.45%   1.58%  1.61%   1.95%**
Ratio of net investment
 income to average
 net assets  .......           1.14%  2.25%   2.90%  2.97%   2.34%**
Portfolio turnover
 rate  .............         204.12%168.17% 220.67%109.92%  75.02%***

  *Commencement of operations.
 **Annualized.
***Portfolio turnover is for the period from April 20, 1995 to March 31, 1996.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
GROWTH FUND
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:*
                           For the fiscal year ended March 31,
                           -----------------------------------------
                               2000   1999    1998   1997    1996
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $14.74 $14.29  $ 9.08 $10.50  $ 8.45
                             ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   loss ............          (0.18) (0.11)  (0.13) (0.03)  (0.01)
 Net realized and
   unrealized gain (loss)
   on investments ..          10.22   2.91    5.91  (1.09)   2.25
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......          10.04   2.80    5.78  (1.12)   2.24
                             ------ ------  ------ ------  ------
Less distribution
 from capital gains           (3.14) (2.35)  (0.57) (0.30)  (0.19)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $21.64 $14.74  $14.29 $ 9.08  $10.50
                             ====== ======  ====== ======  ======
Total return .......          73.38% 21.61%  65.37%-10.97%  26.57%
Net assets, end of
 period (000
 omitted)  .........       $800,576$424,612$329,514$198,088$202,557
Ratio of expenses
 to average net
 assets  ...........           2.11%  2.10%   2.13%  2.12%   2.14%
Ratio of net investment
 loss to average
 net assets  .......          -0.90% -0.90%  -1.12% -0.27%  -0.25%
Portfolio turnover
 rate ..............          82.24% 51.41%  33.46% 37.20%  31.84%

 (A) See Note 5.
   *Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
GROWTH FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                                    For the fiscal        For the
                                year ended March 31,  period from
                          ---------------------------------12/29/95**
                               2000   1999    1998   1997 to 3/31/96
                             ------ ------  ------ --------------
Net asset value,
 beginning of
 period  ...........         $15.21 $14.55  $ 9.16 $10.52  $10.11
                             ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   income (loss) ...          (0.15)  0.00   (0.03)  0.01    0.02
 Net realized and
   unrealized gain (loss)
   on investments ..          10.73   3.01    5.99  (1.07)   0.39
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......          10.58   3.01    5.96  (1.06)   0.41
                             ------ ------  ------ ------  ------
Less distribution
 from capital gains           (3.14) (2.35)  (0.57) (0.30)  (0.00)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $22.65 $15.21  $14.55 $ 9.16  $10.52
                             ====== ======  ====== ======  ======
Total return .......          74.71% 22.73%  66.78%-10.37%   4.11%
Net assets, end of
 period (000
 omitted) ..........        $16,770 $7,942    $633   $264      $1
Ratio of expenses
 to average net
 assets  ...........           1.30%  1.18%   1.30%  1.17%   1.17%***
Ratio of net investment
 income (loss) to average
 net assets  .......          -0.09%  0.08%  -0.30%  0.31%   0.78%***
Portfolio turnover
 rate  .............          82.24% 51.41%  33.46% 37.20%  31.84%***

   *Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
 **Commencement of operations.
***Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
HIGH INCOME FUND
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:

                            For the fiscal        For the
                              year ended          period from
                           ended March 31,        7/31/97*
                           ---------------             to
                               2000   1999         3/31/98
                             ------ ------        ---------
Net asset value,
 beginning of period          $9.94 $10.79         $10.00
                             ------ ------         ------
Income from investment
 operations:
 Net investment
   income ..........           0.69   0.63           0.37
 Net realized and
   unrealized gain (loss)
   on investments ..          (0.67) (0.82)          0.79
                             ------ ------         ------
Total from investment
 operations  .......           0.02  (0.19)          1.16
                             ------ ------         ------
Less distributions:
 Declared from net
   investment income          (0.69) (0.63)         (0.37)
 From capital gains           (0.00) (0.03)         (0.00)
                             ------ ------         ------
Total distributions           (0.69) (0.66)         (0.37)
                             ------ ------         ------
Net asset value,
 end of period  ....          $9.27  $9.94         $10.79
                             ====== ======         ======
Total return .......           0.17% -1.72%         11.77%
Net assets, end of
 period (000
 omitted)  .........        $22,877$25,427        $11,812
Ratio of expenses
 to average net
 assets  ...........           2.17%  2.20%          2.52%**
Ratio of net investment
 income to average net
 assets  ...........           7.16%  6.29%          5.98%**
Portfolio
 turnover rate  ....          71.31% 50.98%         67.82%

 (A) See Note 5.
 *Commencement of operations.
**Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
HIGH INCOME FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                           For the
                            For the         period
                             fiscal           from
                               year       12/30/98*
                              ended             to
                            3/31/00        3/31/99
                           ---------      ---------
Net asset value,
 beginning of period          $9.94          $9.97
                              -----          -----
Income from investment
 operations:
 Net investment
   income ..........           0.77           0.20
 Net realized and
   unrealized gain (loss)
   on investments...          (0.67)          0.00
                              -----          -----
Total from investment
 operations ........           0.10           0.20
                              -----          -----
Less distributions:
 Declared from net
   investment income          (0.77)         (0.20)
 From capital gains           (0.00)         (0.03)
                              -----          -----
Total distributions           (0.77)         (0.23)
                              -----          -----
Net asset value,
 end of period .....          $9.27          $9.94
                              =====          =====
Total return .......           0.94%          2.45%
Net assets, end of
 period (000
 omitted)  .........             $6             $6
Ratio of expenses
 to average net
 assets ............           1.40%          0.26%**
Ratio of net investment
 income to average net
 assets ............           7.85%          8.55%**
Portfolio
 turnover rate .....          71.31%         50.98%**

 *Commencement of operations.
**Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
INTERNATIONAL GROWTH FUND*
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:

                           For the fiscal year ended March 31,
                           ------------------------------------------
                               2000   1999    1998   1997    1996
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $15.58 $15.04  $12.40  $9.94   $9.36
                             ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   income (loss) ...          (0.34) (0.07)  (0.10) (0.03)   0.08
 Net realized and
   unrealized gain
   on investments ..          15.14   1.55    4.12   2.50    0.63
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......          14.80   1.48    4.02   2.47    0.71
                             ------ ------  ------ ------  ------
Less distributions:
 From net investment
   income ..........          (0.00) (0.00)  (0.00) (0.01)  (0.11)
 In excess of net
   investment income          (0.00) (0.00)  (0.00) (0.00)  (0.02)
 From capital gains           (1.80) (0.94)  (1.38) (0.00)  (0.00)
                             ------ ------  ------ ------  ------
Total distributions           (1.80) (0.94)  (1.38) (0.01)  (0.13)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $28.58 $15.58  $15.04 $12.40   $9.94
                             ====== ======  ====== ======  ======
Total return .......          97.89% 10.36%  35.24% 24.85%   7.64%
Net assets, end of
 period (000
 omitted)  .........       $233,280$99,764 $87,041$50,472 $20,874
Ratio of expenses
 to average net
 assets  ...........           2.37%  2.35%   2.35%  2.46%   2.50%
Ratio of net investment
 income (loss) to average
 net assets  .......          -1.48% -0.53%  -0.82% -0.52%   0.63%
Portfolio turnover
 rate  .............         125.71%116.25% 105.11% 94.76%  88.55%

 (A) See Note 5.
  *International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995.


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
INTERNATIONAL GROWTH FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                    For the fiscal        For the
                                year ended March 31,  period from
                              ----------------------------12/29/95*
                               2000   1999    1998   1997 to 3/31/96
                             ------ ------  ------ ------ -------
Net asset value,
 beginning of
 period  ...........         $16.08 $15.35  $12.52  $9.95   $9.70
                             ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   income (loss) ...          (1.41)  0.05    0.01   0.02    0.02
 Net realized and
   unrealized gain
   on investments ..          16.99   1.62    4.20   2.56    0.23
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......          15.58   1.67    4.21   2.58    0.25
                             ------ ------  ------ ------  ------
Less distributions:
 From net investment
   income ..........          (0.00) (0.00)  (0.00) (0.01)  (0.00)
 From capital gains           (1.80) (0.94)  (1.38) (0.00)  (0.00)
                             ------ ------  ------ ------  ------
Total distributions           (1.80) (0.94)  (1.38) (0.01)  (0.00)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $29.86 $16.08  $15.35 $12.52   $9.95
                             ====== ======  ====== ======  ======
Total return .......          99.74% 11.41%  36.45% 25.93%   2.58%
Net assets, end of
 period (000
 omitted) ..........         $5,296   $629    $419   $227      $7
Ratio of expenses
 to average net
 assets  ...........           1.48%  1.44%   1.51%  1.59%   1.84%**
Ratio of net investment
 income (loss) to average
 net assets  .......          -0.80%  0.36%   0.07%  0.05%   1.07%**
Portfolio turnover
 rate  .............         125.71%116.25% 105.11% 94.76%  88.55%**

  *Commencement of operations.
 **Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
LIMITED-TERM BOND FUND
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:

                           For the fiscal year ended March 31,
                           -----------------------------------------
                               2000   1999    1998   1997    1996
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $10.16 $10.14   $9.90 $10.00  $ 9.70
                             ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   income ..........           0.47   0.44    0.45   0.44    0.41
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (0.40)  0.02    0.24  (0.09)   0.30
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......           0.07   0.46    0.69   0.35    0.71
                             ------ ------  ------ ------  ------
Less distributions:
 Declared from net
   investment income          (0.47) (0.44)  (0.45) (0.44)  (0.41)
 From capital gains           (0.00) (0.00)  (0.00) (0.01)  (0.00)
                             ------ ------  ------ ------  ------
Total distributions           (0.47) (0.44)  (0.45) (0.45)  (0.41)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....          $9.76 $10.16  $10.14  $9.90  $10.00
                             ====== ======  ====== ======  ======
Total return .......           0.73%  4.65%   7.15%  3.52%   7.41%
Net assets, end of
 period (000
 omitted)  .........        $18,966$21,311 $18,148$17,770 $23,682
Ratio of expenses
 to average net
 assets  ...........           1.81%  2.11%   2.12%  2.07%   2.10%
Ratio of net investment
 income to average
 net assets ........           4.75%  4.34%   4.52%  4.40%   4.14%
Portfolio turnover
 rate  .............          37.02% 32.11%  27.37% 23.05%  22.08%


 (A) See Note 5.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
LIMITED-TERM BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                                    For the fiscal         period
                                 year ended March 31,        from
                           ---------------------------------12/29/95*
                               2000   1999    1998   1997 to 3/31/96
                             ------ ------  ------ ------ -------
Net asset value,
 beginning of
 period  ...........         $10.16 $10.14   $9.90 $10.00  $10.16
                             ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   income ..........           0.57   0.53    0.53   0.52    0.11
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (0.40)  0.02    0.24  (0.09)  (0.16)
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......           0.17   0.55    0.77   0.43   (0.05)
                             ------ ------  ------ ------  ------
Less distributions:
 Declared from net
   investment income          (0.57) (0.53)  (0.53) (0.52)  (0.11)
 From capital gains           (0.00) (0.00)  (0.00) (0.01)  (0.00)
                             ------ ------  ------ ------  ------
Total distributions           (0.57) (0.53)  (0.53) (0.53)  (0.11)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....          $9.76 $10.16  $10.14  $9.90  $10.00
                             ====== ======  ====== ======  ======
Total return .......           1.69%  5.60%   7.91%  4.33%  -0.49%
Net assets, end of
 period (000
 omitted)  .........         $1,229   $263    $184   $105      $1
Ratio of expenses
 to average net
 assets  ...........           0.69%  1.20%   1.32%  1.04%   1.18%**
Ratio of net investment
 income to average
 net assets  .......           6.03%  5.25%   5.32%  5.62%   4.70%**
Portfolio turnover
 rate  .............          37.02% 32.11%  27.37% 23.05%  22.08%**

 *Commencement of operations.
**Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
MUNICIPAL BOND FUND
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:

                           For the fiscal year ended March 31,
                           ------------------------------------------
                               2000   1999    1998   1997    1996
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $11.24 $11.45  $10.74 $10.63  $10.30
                             ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   income ..........           0.42   0.42    0.44   0.45    0.43
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (1.11)  0.10    0.71   0.11    0.33
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......          (0.69)  0.52    1.15   0.56    0.76
                             ------ ------  ------ ------  ------
Less distributions:
 Declared from net
   investment income          (0.42) (0.42)  (0.44) (0.45)  (0.43)
 From capital gains           (0.02) (0.31)  (0.00) (0.00)  (0.00)
                             ------ ------  ------ ------  ------
Total distributions           (0.44) (0.73)  (0.44) (0.45)  (0.43)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $10.11 $11.24  $11.45 $10.74  $10.63
                             ====== ======  ====== ======  ======
Total return .......          -6.21%  4.64%  10.89%  5.32%   7.48%
Net assets, end of
 period (000
 omitted)  .........        $28,361$42,906 $40,023$36,618 $33,869
Ratio of expenses
 to average net
 assets  ...........           1.98%  1.88%   1.89%  1.92%   1.93%
Ratio of net investment
 income to average
 net assets  .......           3.94%  3.68%   3.94%  4.18%   4.05%
Portfolio turnover
 rate  .............          16.95% 41.53%  27.86% 34.72%  42.02%


 (A) See Note 5.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
MUNICIPAL BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                For
                  For the       the     For   For the
                   fiscal    period     the    fiscal      For the
                     year      from  period      year    period from
                    ended12/30/98***  ended     ended    12/29/95*
                  3/31/00to 3/31/996/23/97**  3/31/97    to 3/31/96
                 --------------------------- --------    ------------
Net asset value,
 beginning of
 period  ........... $11.24  $11.58 $10.74     $10.63      $10.94
                     ------ ------ ------      ------      ------
Income from investment
 operations:
 Net investment
   income...........   0.48    0.13   0.10       0.52        0.12
 Net realized and
   unrealized gain
   (loss) on
   investments .....  (1.11)  (0.03)  0.29       0.11       (0.31)
                     ------ ------ ------      ------      ------
Total from investment
 operations  .......  (0.63)   0.10   0.39       0.63       (0.19)
                     ------ ------ ------      ------      ------
Less distributions:
 Declared from net
   investment income  (0.48)  (0.13) (0.10)     (0.52)      (0.12)
 From capital gains   (0.02)  (0.31) (0.00)     (0.00)      (0.00)
                     ------ ------ ------      ------      ------
Total distributions   (0.50)  (0.44) (0.10)     (0.52)      (0.12)
                     ------ ------ ------      ------      ------
Net asset value,
 end of period  .... $10.11  $11.24 $11.03     $10.74      $10.63
                     ====== ====== ======      ======      ======
Total return .......  -5.69%   0.80%  3.22%     5.96%       -1.80%
Net assets, end of
 period (000
 omitted) ..........     $2      $2      $0        $1          $1
Ratio of expenses
 to average net
 assets  ...........   1.40%   1.00%****4.95%****    1.28%       1.18%****
Ratio of net investment
 income to average
 net assets  .......   4.52%   4.40%****4.12%****    4.83%       4.33%****
Portfolio turnover
 rate  .............  16.95%  41.53%****27.86%****34.72%         42.02%****

   *Initial commencement of operations.
  **All outstanding shares were redeemed on June 23, 1997 at the ending net asset value shown in the table.
 ***Recommencement of operations.
****Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
SCIENCE AND TECHNOLOGY FUND
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the           For the
                             fiscal year          period from
                           ended March 31,        7/31/97*
                           ---------------             to
                               2000   1999        3/31/98
                             ------ ------        --------------
Net asset value,
 beginning of period         $17.45  $12.01         $10.00
                             ------ ------         ------
Income from investment
 operations:
 Net investment
   loss ............          (0.95) (0.09)         (0.07)
 Net realized and
   unrealized gain
   on investments ..          28.77   5.53           2.08
                             ------ ------         ------
Total from investment
 operations  .......          27.82   5.44           2.01
Less distributions from
 capital gains  ....          (0.24) (0.00)         (0.00)
                             ------ ------         ------
Net asset value,
 end of period  ....         $45.03 $17.45         $12.01
                             ====== ======         ======
Total return .......         159.75% 45.30%         20.10%
Net assets, end of
 period (000
 omitted)  .........       $282,873$44,371         $7,615
Ratio of expenses
 to average net
 assets  ...........           2.20%  2.57%          3.20%**
Ratio of net investment
 loss to average net
 assets  ...........          -1.68% -1.26%         -1.66%**
Portfolio
 turnover rate  ....          44.19% 51.00%         26.64%

 *Commencement of operations.
**Annualized.

 (A) See Note 5.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
SCIENCE AND TECHNOLOGY FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                            For the        For the
                             fiscal       period from
                               year        6/9/98*
                              ended             to
                            3/31/00        3/31/99
                           ---------      -----------
Net asset value,
 beginning of period         $17.65         $12.20
                             ------         ------
Income from investment
 operations:
 Net investment
   income (loss) ...          (6.09)          0.01
 Net realized and
   unrealized gain
   on investments ..          34.04           5.44
                             ------         ------
Total from investment
 operations  .......          27.95           5.45
                             ------         ------
Less distributions from
 capital gains  ....          (0.24)         (0.00)
                             ------         ------
Net asset value,
 end of period  ....         $45.36         $17.65
                             ======         ======
Total return .......         158.67%         44.67%
Net assets, end of
 period (000
 omitted)  .........         $2,108            $53
Ratio of expenses
 to average net
 assets  ...........           1.36%          0.62%**
Ratio of net investment
 income (loss) to average net
 assets  ...........          -0.96%          0.54%**
Portfolio
 turnover rate  ....          44.19%         51.00%**

 *Commencement of operations.
**Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
TOTAL RETURN FUND
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:*

                           For the fiscal year ended March 31,
                           -----------------------------------------
                               2000   1999    1998   1997    1996
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $11.52 $12.24  $ 9.09  $8.17   $6.37
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income (loss)....          (0.01)  0.03   (0.02) (0.01)  (0.01)
 Net realized and
   unrealized gain
   on investments ..           2.71   0.82    3.56   0.98    1.84
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           2.70   0.85    3.54   0.97    1.83
                              -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.03) (0.01)  (0.00) (0.00)  (0.00)
 From capital gains           (0.43) (1.56)  (0.39) (0.05)  (0.03)
                              -----  -----   -----  -----   -----
Total distributions           (0.46) (1.57)  (0.39) (0.05)  (0.03)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....         $13.76 $11.52  $12.24  $9.09   $8.17
                             ====== ======  ======  =====  ======
Total return .......          23.98%  7.47%  39.57% 11.93%  28.75%
Net assets, end of
 period (000
 omitted)  .........       $585,293$508,210$472,970$317,453$208,233
Ratio of expenses
 to average net
 assets  ...........           1.98%  1.93%   1.92%  1.95%   1.99%
Ratio of net investment
 income (loss) to average
 net assets  .......          -0.12%  0.30%  -0.23% -0.17%  -0.11%
Portfolio turnover
 rate  .............          75.64% 54.73%  36.94% 26.23%  16.78%

 (A) See Note 5.
 *Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
TOTAL RETURN FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                                 For the fiscal year      For the
                                 year ended March 31, period from
                           -------------------------------12/29/95**
                               2000   1999    1998  1997to 3/31/96
                             ------ ------  ------ --------------
Net asset value,
 beginning of
 period  ...........         $11.78 $12.46  $ 9.18  $8.19   $7.66
                             ------ ------  ------  -----   -----
Income from investment
 operations:
 Net investment
   income...........           0.06   0.12    0.05   0.02    0.02
 Net realized and
   unrealized gain
   on investments ..           2.80   0.84    3.62   1.02    0.51
                             ------ ------  ------  -----   -----
Total from investment
 operations  .......           2.86   0.96    3.67   1.04    0.53
                             ------ ------  ------  -----   -----
Less distributions:
 From net investment
   income ..........          (0.13) (0.08)  (0.00) (0.00)  (0.00)
 From capital gains           (0.43) (1.56)  (0.39) (0.05)  (0.00)
                             ------ ------  ------  -----   -----
Total distributions           (0.56) (1.64)  (0.39) (0.05)  (0.00)
                             ------ ------  ------  -----   -----
Net asset value,
 end of period  ....         $14.08 $11.78  $12.46  $9.18   $8.19
                             ====== ======  ======  =====   =====
Total return .......          24.96%  8.37%  40.63% 12.69%   6.92%
Net assets, end of
 period (000
 omitted) ..........         $2,152 $1,381    $943   $504     $87
Ratio of expenses
 to average net
 assets  ...........           1.16%  1.15%   1.20%  1.18%   0.96%***
Ratio of net investment
 income to average
 net assets  .......           0.67%  1.10%   0.50%  0.65%   1.04%***
Portfolio turnover
 rate  .............          75.64% 54.73%  36.94% 26.23%  16.78%***

   *Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
 **Commencement of operations.
***Annualized.
                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000

Note 1 - Significant Accounting Policies

     Waddell & Reed Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues eight series of capital shares; each series represents ownership of a separate mutual fund. The assets belonging to each Fund are held separately by the custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and
     asked prices quoted by major dealers in such stocks.   Restricted
     securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums and post-1984 market discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is net of foreign withholding taxes of $1,271, $43,762, $544 and $73,867 for Asset Strategy Fund, International Growth Fund, Science and Technology Fund and Total Return Fund, respectively. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At March 31, 2000, the following amounts were reclassified:

                                Increase       Increase
                              (Decrease)     (Decrease)
                             Accumulated    Accumulated
                           Undistributed  Undistributed
                          Net Investment   Net Realized
                                  Income  Capital Gains
                          --------------  -------------
     Asset Strategy Fund      $   49,571    $   (49,571)
     Growth Fund               5,284,323     (5,284,323)
     International Growth
       Fund                    2,335,534     (2,335,534)
     Science and Technology
       Fund                    2,440,287     (2,440,287)
     Total Return Fund           781,086       (781,086)

     Net investment income, net realized gains and net assets were not affected by these changes.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments To Affiliated Persons

     Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Corporation's investment manager. WRIMCO provides advice and supervises investments for which services it is paid a fee. The fee is payable by each Fund at the following annual rates:

                                                              Annual
     Fund                     Net Assets Breakpoints          Rate
     -----------------------------------------------------------------
     W&R Asset Strategy Fund  Up to $1 Billion                  .700%
                              Over $1 Billion up to $2 Billion  .650%
                              Over $2 Billion up to $3 Billion  .600%
                              Over $3 Billion                   .550%

     W&R Growth Fund          Up to $1 Billion                  .850%
                              Over $1 Billion up to $2 Billion  .830%
                              Over $2 Billion up to $3 Billion  .800%
                              Over $3 Billion                   .760%

     W&R High Income Fund     Up to $500 Million                .625%
                              Over $500 Million up to $1 Billion .600%
                              Over $1 Billion up to $1.5 Billion .550%
                              Over $1.5 Billion                 .500%

     W&R International        Up to $1 Billion                  .850%
      Growth Fund             Over $1 Billion up to $2 Billion  .830%
                              Over $2 Billion up to $3 Billion  .800%
                              Over $3 Billion                   .760%

     W&R Limited-Term         Up to $500 Million                .500%
      Bond Fund               Over $500 Million up to $1 Billion .450%
                              Over $1 Billion up to $1.5 Billion .400%
                              Over $1.5 Billion                 .350%

     W&R Municipal Bond Fund  Up to $500 Million                .525%
                              Over $500 Million up to $1 Billion .500%
                              Over $1 Billion up to $1.5 Billion .450%
                              Over $1.5 Billion                 .400%

     W&R Science and          Up to $1 Billion                  .850%
      Technology Fund         Over $1 Billion up to $2 Billion  .830%
                              Over $2 Billion up to $3 Billion  .800%
                              Over $3 Billion                   .760%

     W&R Total Return Fund    Up to $1 Billion                  .700%
                              Over $1 Billion up to $2 Billion  .650%
                              Over $2 Billion up to $3 Billion  .600%
                              Over $3 Billion                   .550%

     The fee is accrued and paid daily. However, Waddell & Reed Investment Management Company ("WRIMCO"), the Corporation's investment manager, has agreed to waive a Fund's management fee on any day that the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

     The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of the Corporation. For these services, each of the Funds pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level               Annual Fee
          (all dollars in millions)       Rate for Each Fund
          ------------------------       -------------------
          From $    0  to $   10                $      0
          From $   10  to $   25                $ 10,000
          From $   25  to $   50                $ 20,000
          From $   50  to $  100                $ 30,000
          From $  100  to $  200                $ 40,000
          From $  200  to $  350                $ 50,000
          From $  350  to $  550                $ 60,000
          From $  550  to $  750                $ 70,000
          From $  750  to $1,000                $ 85,000
               $1,000 and Over                  $100,000

     For Class C shares, each Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. For Class Y shares, each Fund pays WARSCO a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of that Class for the preceding month. Each Fund also reimburses W&R, WRIMCO and WARSCO for certain out-of-pocket costs.

     The Corporation has adopted a 12b-1 plan for both Class C and Class Y shares. Under the Distribution and Service Plan for the Class C shares, W&R, principal underwriter and sole distributor of the Corporation's shares, is compensated in an amount calculated and payable daily up to 1% annually of each of the Fund's Class C average daily net assets. This fee consists of two elements: (i) up to 0.75% of the particular Fund's Class C net asset value for distribution services and distribution expenses including commissions paid by the Distributor to its sales representatives and managers and (ii) up to 0.25% of the particular Fund's Class C net asset value may be paid to reimburse the Distributor for continuing payments made to the Distributor's representatives and managers, its administrative costs in overseeing these payments, and the expenses of WARSCO in providing certain personal services to shareholders. During the period ended March 31, 2000, the Distributor received $3,838,573 in distribution fees and $11,611,936 in service fees. During this same period W&R paid sales commissions of $2,467,632.

     Under a Distribution and Service Plan for Class Y shares adopted by the Corporation pursuant to Rule 12b-1, with respect to each Fund, the Corporation pays W&R daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the particular Fund's Class Y net asset value. During the period ended March 31, 2000, the Distributor received $38,140 in 12b-1 payments on Class Y shares.

     For Class C shares, a contingent deferred sales charge may be assessed against a shareholder's redemption amount and paid to the Distributor, W&R. The purpose of the deferred sales charge is to compensate the Distributor for the costs incurred by the Distributor in connection with the sale of a Fund's shares. A 1% deferred sales charge will be applied to shares that are sold within twelve months of purchase. The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended March 31, 2000, the Distributor received $980,440 in deferred sales charges.

     The Corporation paid Directors' fees of $49,822, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Investment securities transactions for the period ended March 31, 2000 are summarized as follows:

                                   Asset                          High
                                Strategy         Growth         Income
                                    Fund           Fund           Fund
                             -----------     ----------    -----------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 securities  ............... $68,526,297 $  388,188,616    $16,945,968
Purchases of bullion .......     934,404            ---            ---
Purchases of U.S. Government
 securities  ...............  10,985,391            ---            ---
Purchases of short-term
 securities  ...............  86,729,688  3,688,404,136     36,696,255
Purchases of options .......     586,676            ---            ---
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities  ....  55,578,544    409,806,773     18,672,062
Proceeds from maturities
 and sales of U.S.
 Government securities  ....  19,751,199            ---            ---
Proceeds from maturities
 and sales of short-term
 securities  ...............  83,611,818  3,634,448,278     36,666,000
Proceeds from options ......      69,835            ---            ---

                           International       Limited-      Municipal
                                  Growth      Term Bond           Bond
                                    Fund           Fund           Fund
                             -----------     ----------    -----------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 securities  ...............$192,218,024    $ 5,824,927    $ 6,130,162
Purchases of bullion .......         ---            ---            ---
Purchases of U.S. Government
 securities  ...............         ---      2,186,035            ---
Purchases of short-term
 securities  ............... 354,082,969     15,227,911     32,414,982
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities  .... 180,898,770      5,822,324     17,703,501
Proceeds from maturities
 and sales of U.S.
 Government securities  ....         ---      2,136,880            ---
Proceeds from maturities
 and sales of short-term
 securities  ............... 342,351,590     15,325,319     30,881,177

                             Science and          Total
                              Technology         Return
                                    Fund           Fund
                             -----------     ----------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 securities  ...............$161,290,476 $  295,282,012
Purchases of bullion .......         ---            ---
Purchases of U.S. Government
 securities  ...............         ---     82,734,801
Purchases of short-term
 securities  ............... 380,415,262  1,463,419,572
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities  ....  58,215,503    245,561,638
Proceeds from maturities
 and sales of U.S.
 Government securities  ....         ---    155,766,670
Proceeds from maturities
 and sales of short-term
 securities  ............... 385,191,149  1,476,587,696

     For Federal income tax purposes, cost of investments owned at March 31, 2000 and the related unrealized appreciation (depreciation) were as follows:

                                                             Aggregate
                                                          Appreciation
                            Cost AppreciationDepreciation(Depreciation)
                     ----------- -------------------------------------
Asset Strategy Fund $ 46,131,633 $  9,064,833 $ 1,660,886 $  7,403,947
Growth Fund          589,016,895  267,889,249  37,975,664  229,913,585
High Income Fund      23,305,324      705,949   2,003,177   (1,297,228)
International Growth
 Fund                147,578,851   93,939,400   6,503,264   87,436,136
Limited-Term Bond Fund20,736,882        4,727     618,412     (613,685)
Municipal Bond Fund   30,580,278       89,625   2,381,447   (2,291,822)
Science and Technology
 Fund                139,293,307  155,542,603  10,314,676  145,227,927
Total Return Fund    389,598,527  218,411,698  15,766,308  202,645,390

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, Asset Strategy Fund and Science and Technology Fund realized capital gain net income of $8,669,418 and $6,575,181, respectively, during the fiscal year ended March 31, 2000, which included the effect of certain losses recognized from the prior year (see discussion below). For Federal income tax purposes, Growth Fund, International Growth Fund and Total Return Fund realized capital gain net income of $231,612,570, $42,405,551 and $66,904,750, respectively, during the year ended March 31, 2000. For Federal income tax purposes, High Income Fund realized capital losses of $472,930 during the year ended March 31, 2000, which included the effect of certain losses deferred into the next fiscal year as well as the effect of losses recognized from the prior year (see discussion below). Capital loss carryovers aggregated $974,622 at March 31, 2000 and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $501,692 at March 31, 2007; and $472,930 at March 31, 2008. For
Federal income tax purposes, Limited-Term Bond Fund realized no net capital gains or losses for the year ended March 31, 2000, because of the utilization of capital loss carryovers and the effect of certain losses deferred into the next fiscal year as well as the effect of losses recognized from the prior year (see discussion below). Remaining capital loss carryovers aggregated $147,952 at March 31, 2000, and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $83,452 at March 31, 2005; and $64,500 at March 31, 2006. For Federal income tax purposes, Municipal Bond Fund realized capital gain net income of $41,809 during the year ended March 31, 2000, which included the effect of certain losses deferred into the next fiscal year (see discussion below). A portion of the capital gain net income of Asset Strategy Fund, Science and Technology Fund, Growth Fund, International Growth Fund, Total Return Fund and Municipal Bond Fund was paid to shareholders during the year ended March 31, 2000. Remaining capital gain net income for Asset Strategy Fund, Science and Technology Fund, Growth Fund, International Growth Fund and Total Return Fund will be distributed to shareholders.

     Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1999 through March 31, 2000, High Income Fund, Limited-Term Bond Fund and Municipal Bond Fund incurred net capital losses of $239,041, $127,534 and $79,105, respectively, which have been deferred to the fiscal year ending March 31, 2001. In addition, during the year ended March 31, 2000, Asset Strategy Fund, Science and Technology Fund, High Income Fund and Limited-Term Bond Fund recognized post-October losses of $477,952, $108,105, $259,064 and $3,090, respectively, that had been deferred from the year ended March 31, 1999.

NOTE 5 -- Multiclass Operations

     Each Fund within the Corporation is authorized to offer two classes of shares, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a deferred sales charge and are subject to separate Rule 12b-1 Distribution and Service Plans and transfer agency and dividend disbursement services fee structures. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Corporation.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Class B shares were combined with Class C shares effective March 24, 2000 and were redesignated Class C shares.

     Transactions in capital stock for the fiscal year ended March 31, 2000 are summarized below. Amounts are in thousands.

                              Asset                        High
                           Strategy        Growth        Income
                               Fund          Fund          Fund
                        -----------  ------------  ------------
Shares issued from sale
  of shares:
 Class B  ............        1,088         5,238           713
 Class C  ............        3,465        37,161         2,520
 Class Y  ............            7           865           ---*
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............           90         5,558           165
 Class C  ............            1            84             6
 Class Y  ............            1           112           ---*
Shares redeemed:
 Class B  ............       (3,899)      (39,601)       (3,436)
 Class C  ............          (34)         (241)          (59)
 Class Y  ............           (2)         (759)          ---*
                              -----        ------         -----
Increase (decrease) in
 outstanding capital shares
                                717         8,417           (91)
                              =====        ======         =====
Value issued from sale
 of shares:
 Class B  ............      $13,016      $ 85,891       $ 6,880
 Class C  ............       52,539       853,837        23,848
 Class Y  ............           86        15,504             3
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............        1,107        96,442         1,580
 Class C  ............           17         1,449            55
 Class Y  ............           13         2,024           ---*
Value redeemed:
 Class B  ............      (57,701)     (895,114)      (32,608)
 Class C  ............         (524)       (5,366)         (573)
 Class Y  ............          (26)      (13,175)           (3)
                            -------      --------       -------
Increase (decrease)in
 outstanding capital
                            $ 8,527      $141,492       $  (818)
                            =======      ========       =======

*Not shown due to rounding.

                      International      Limited-     Municipal
                             Growth     Term Bond          Bond
                               Fund          Fund          Fund
                        -----------  ------------  ------------
Shares issued from sale
  of shares:
 Class B  ............        1,553           786           451
 Class C  ............        8,221         1,991         2,850
 Class Y  ............          218           105           ---
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............          542            95           124
 Class C  ............           12             3             3
 Class Y  ............            8             3           ---*
Shares redeemed:
 Class B  ............       (8,498)       (2,979)       (4,391)
 Class C  ............          (71)          (50)          (48)
 Class Y  ............          (88)           (8)          ---
                              -----         -----         -----
Increase (decrease) in
 outstanding capital shares
                              1,897           (54)       (1,011)
                              =====         =====         =====
Value issued from sale
 of shares:
 Class B  ............     $ 29,238       $ 7,845       $ 4,958
 Class C  ............      246,818        19,380        28,818
 Class Y  ............        5,494         1,033           ---
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............       12,373           937         1,305
 Class C  ............          280            25            26
 Class Y  ............          188            32           ---*
Value redeemed:
 Class B  ............     (247,001)      (29,147)      (44,833)
 Class C  ............       (2,133)         (486)         (495)
 Class Y  ............       (2,324)          (77)          ---
                           --------        ------      --------
Increase (decrease)in
 outstanding capital
                           $ 42,933        $ (458)     $(10,221)
                           ========        ======      ========

*Not shown due to rounding.

                        Science and         Total
                         Technology        Return
                               Fund          Fund
                        -----------  ------------
Shares issued from sale
  of shares:
 Class B  ............        3,257         6,120
 Class C  ............        6,359        42,965
 Class Y  ............          148            58
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............           33         1,649
 Class C  ............            2            18
 Class Y  ............          ---*            6
Shares redeemed:
 Class B  ............       (5,834)      (51,879)
 Class C  ............          (79)         (435)
 Class Y  ............         (105)          (28)
                              -----        ------
Increase (decrease) in
 outstanding capital shares
                              3,781        (1,526)
                              =====        ======
Value issued from sale
 of shares:
 Class B  ............     $ 77,915      $ 72,977
 Class C  ............      317,906       593,357
 Class Y  ............        4,519           719
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............        1,221        19,693
 Class C  ............           64           212
 Class Y  ............            9            72
Value redeemed:
 Class B  ............     (292,678)     (700,957)
 Class C  ............       (3,731)       (5,907)
 Class Y  ............       (3,235)         (343)
                           --------      --------
Increase (decrease) in
 outstanding capital
                           $101,990      $(20,177)
                           ========      ========

*Not shown due to rounding.

     Transactions in capital stock for the fiscal year ended March 31, 1999 are summarized below. Dollar amounts are in thousands.

                              Asset                        High
                           Strategy        Growth        Income
                               Fund         Fund*          Fund
                        -----------  ------------  ------------
Shares issued from sale
  of shares:
 Class B  ............    1,487,385     6,727,339     1,990,704
 Class Y  ............        8,363       471,624           630
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B .............       88,597     4,145,013       121,122
 Class Y  ............        1,139         9,589            10
Shares redeemed:
 Class B  ............     (554,869)   (5,132,051)     (649,483)
 Class Y  ............       (1,755)       (2,501)          ---
                          ---------     ---------     ---------
Increase in outstanding
 capital shares  .....    1,028,860     6,219,013     1,462,983
                          =========     =========     =========
Value issued from sale
 of shares:
 Class B  ............      $16,872       $95,835       $20,234
 Class Y  ............           95         6,879             6
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............          981        54,503         1,217
 Class Y  ............           13           130          ---**
Value redeemed:
 Class B  ............       (6,279)      (73,381)       (6,494)
 Class Y  ............          (20)          (38)          ---
                            -------       -------       -------
Increase in outstanding
 capital  ............      $11,662       $83,928       $14,963
                            =======       =======       =======

*Share transactions prior to June 27, 1998 have been adjusted to effect the 100% stock dividend of June 26, 1998.
**Not shown due to rounding.

                      International      Limited-     Municipal
                             Growth     Term Bond          Bond
                               Fund          Fund          Fund
                        -----------  ------------  ------------
Shares issued from sale
  of shares:
 Class B  ............    2,459,922     1,154,374     1,111,959
 Class Y  ............       11,890         8,190           172
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............      366,149        79,341       212,992
 Class Y  ............        2,124         1,036             7
Shares redeemed:
 Class B  ............   (2,210,705)     (925,409)   (1,003,930)
 Class Y  ............       (2,188)       (1,468)          ---
                          ---------     ---------     ---------
Increase in outstanding
 capital shares  .....      627,192       316,064       321,200
                          =========     =========     =========
Value issued from sale
 of shares:
 Class B  ............      $38,406       $11,778       $12,733
 Class Y  ............          192            83             2
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............        5,261           808         2,420
 Class Y  ............           31            11           ---**
Value redeemed:
 Class B  ............      (35,100)       (9,427)      (11,489)
 Class Y  ............          (34)          (15)          ---
                            -------       -------       -------
Increase in outstanding
 capital  ............      $ 8,756       $ 3,238       $ 3,666
                            =======       =======       =======

**Not shown due to rounding.

                        Science and         Total
                         Technology        Return
                               Fund         Fund*
                        -----------  ------------
Shares issued from sale
  of shares:
 Class B  ............    2,150,217    10,022,490
 Class Y  ............        2,993        32,620
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B .............          ---     5,395,830
 Class Y  ............          ---        13,872
Shares redeemed:
 Class B  ............     (240,714)   (9,956,039)
 Class Y  ............          ---        (4,907)
                          ---------     ---------
Increase in outstanding
 capital shares  .....    1,912,496     5,503,866
                          =========     =========
Value issued from sale
 of shares:
 Class B  ............      $29,323      $119,057
 Class Y  ............           47           401
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............          ---        59,624
 Class Y  ............          ---           156
Value redeemed:
 Class B  ............       (3,276)     (118,675)
 Class Y  ............          ---           (61)
                            -------      --------
Increase in outstanding
 capital  ............      $26,094      $ 60,502
                            =======      ========

     * Share transactions prior to June 27, 1998 have been adjusted to effect the 100% stock dividend of June 26, 1998.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Funds, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of Asset Strategy Fund, Growth Fund, High Income Fund, International Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, Science and Technology Fund, and Total Return Fund (collectively the "Funds") comprising Waddell & Reed Funds, Inc. as of March 31, 2000, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective Funds comprising Waddell & Reed Funds, Inc. as of March 31, 2000, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Kansas City, Missouri
May 5, 2000

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you in Asset Strategy Fund, Growth Fund, International Growth Fund, Science and Technology Fund or Total Return Fund, respectively, on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------------------
                    For Individuals               For Corporations
                  ----------------------------------------------------
    Record         OrdinaryLong-Term                    Non-Long-Term
      Date   Total   IncomeCapital Gain  QualifyingQualifyingCapital Gain
  --------   -----  -----------------      ----------------------------
                              Asset Strategy Fund
                                    Class B
  06-09-99 $0.0200  $0.0200  $   ---        $0.0145  $0.0055  $   ---
  09-15-99  0.0200   0.0200      ---         0.0157   0.0043      ---
  12-15-99  0.3035   0.2476   0.0559         0.0063   0.2413   0.0559
           -------  -------  -------        -------  -------  -------
           $0.3435  $0.2876  $0.0559        $0.0365  $0.2511  $0.0559
           =======  =======  =======        =======  =======  =======
                              Asset Strategy Fund
                                    Class C
  12-15-99 $0.3035  $0.2476  $0.0559        $0.0063  $0.2413  $0.0559
           =======  =======  =======        =======  =======  =======
                              Asset Strategy Fund
                                    Class Y
  06-09-99 $0.0460  $0.0460  $   ---        $0.0334  $0.0126  $   ---
  09-15-99  0.0500   0.0500      ---         0.0393   0.0107      ---
  12-15-99  0.3255   0.2696   0.0559         0.0236   0.2460   0.0559
           -------  -------  -------        -------  -------  -------
           $0.4215  $0.3656  $0.0559        $0.0963  $0.2693  $0.0559
           =======  =======  =======        =======  =======  =======
                                  Growth Fund
                          Class B, Class C and Class Y
  12-15-99 $3.1400  $0.6628  $2.4772        $   ---  $0.6628  $2.4772
           =======  =======  =======        =======  =======  =======
                           International Growth Fund
                          Class B, Class C and Class Y
  12-15-99 $1.8000  $0.5956  $1.2044        $   ---  $0.5956  $1.2044
           =======  =======  =======        =======  =======  =======
                          Science and Technology Fund
                          Class B, Class C and Class Y
  12-15-99 $0.2400  $0.2337  $0.0063        $   ---  $0.2337  $0.0063
           =======  =======  =======        =======  =======  =======
                               Total Return Fund
                                    Class B
  12-15-99 $0.4537  $0.0260  $0.4277        $0.0260  $   ---  $0.4277
           =======  =======  =======        =======  =======  =======
                               Total Return Fund
                                    Class C
  12-15-99 $0.4537  $0.0260  $0.4277        $0.0260  $   ---  $0.4277
           =======  =======  =======        =======  =======  =======
                               Total Return Fund
                                    Class Y
  12-15-99 $0.5537  $0.1260  $0.4277        $0.1260  $   ---  $0.4277
           =======  =======  =======        =======  =======  =======

Dividends are declared and recorded by each Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly usually on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

Exempt Interest Dividends - The exempt interest portion of dividends paid represents the distribution of state and municipal bond interest and is exempt from Federal income taxation.

The table below shows the taxability of dividends and long-term capital gains paid during the fiscal year ended March 31, 2000:

                        PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------------------
                           For Individuals                 For Corporations
                  --------------------------------------------------------------
-
  Record         Ordinary      Long-Term                     Non- Long-Term
    Date    Total  Income   Capital Gain     QualifyingQualifyingCapital Gain
----------- ------------- ---------------      ----------------------------
                                High Income Fund
                          Class B, Class C and Class Y
April 1999
 through Dec-
 ember 1999       100.0000%    100.0000%           ----      ---- 100.0000%
      ----
January 2000
 through
 March 2000       100.0000%    100.0000%           ----   0.2334%  99.7666%
      ----
                             Limited-Term Bond Fund
                          Class B, Class C and Class Y
April 1999
 through Dec-
 ember 1999       100.0000%    100.0000%           ----      ---- 100.0000%
      ----
January 2000
 through
 March 2000       100.0000%    100.0000%           ----      ---- 100.0000%
      ----

                              Municipal Bond Fund
                          Class B, Class C and Class Y
                     For Individuals          For Corporations
            --------------------------------------------------------------------
 Record      OrdinaryLong-TermExempt      Non-Long-Term  Exempt
  Date  Total  IncomeCapital GainInterestQualifyingCapital GainInterest
------------- ------------------------------------------------------
April 1999
 through
 December
 1999     100.0000%2.8054%----97.1946% 2.8054%     ----97.1946%
December
 1999   100.0000%----100.0000%    ----     ---100.0000%    ----
January 2000
 through
 March
 2000   100.0000%3.1200  ---   96.8800  3.1200     ---- 96.8800


CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Income from Municipal Bond may be subject to the alternative minimum tax. Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Fund.

                       Shareholder Meeting Results

A special meeting of Waddell & Reed Funds, Inc. was held on June 22, 1999. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

Item 1.        To elect the Board of Directors:

                                                   Broker
                                For    Withhold   Non-Votes*
J. Concannon             42,388,448   4,430,588       0
J. Dillingham            42,407,564   4,411,472       0
D. Gardner               42,379,766   4,439,270       0
L. Graves                42,362,538   4,456,498       0
J. Harroz Jr.            42,343,391   4,475,645       0
J. Hayes                 42,336,292   4,482,744       0
R. Hechler               42,377,128   4,441,908       0
H. Herrmann              42,375,876   4,443,160       0
G. Johnson               42,341,135   4,477,901       0
W. Morgan                42,398,841   4,420,195       0
R. Reimer                42,356,739   4,462,297       0
F. Ross                  42,406,695   4,412,341       0
E. Schwartz              42,376,747   4,442,289       0
K. Tucker                42,396,023   4,423,013       0
F. Vogel                 42,384,521   4,434,515       0

Item 2. To ratify the selection of Deloitte & Touche LLP as the Funds' independent accountants for its current fiscal year:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
            41,810,901      374,728   4,633,407       0

Item 3. To approve or disapprove the amendment to the Funds' investment management agreement with Waddell & Reed Investment Management Company:

                                                           Broker
                             For    Against     AbstainNon-Votes*
Asset Strategy Fund    1,275,265     20,746       71,955        0
Growth Fund           11,978,168    527,306    2,082,801   18,533
High Income Fund       1,045,982     42,604      169,226        0
International Growth
  Fund                 2,657,538     111,495    446,329        61
Limited-Term Bond Fund   975,829      54,390     29,064         0
Municipal Bond Fund    1,890,271      38,967    123,008         0
Science and
  Technology Fund        974,611      38,559    223,890         0
Total Return Fund       19,490,423    755,093   1,776,922       0

Item 4. To approve or disapprove the amendment of the Funds' policy regarding securities lending:

                                                           Broker
                             For    Against     AbstainNon-Votes*
Asset Strategy Fund    1,269,313     23,212       75,442        0
Growth Fund           11,975,126    371,476   2,241,673    18,533
High Income Fund         1,070,554    12,933     174,325        0
International Growth Fund         2,641,795      96,050        477,516     61
Limited-Term Bond Fund              992,314      32,237    34,732     0
Municipal Bond Fund            0          0           0         0
Science and Technology Fund975,807   22,716     238,537         0
Total Return Fund     19,435,429    567,557   2,019,452         0

Item 5. To approve or disapprove the Funds' Articles of Incorporation to change the par value of Fund shares to $0.001:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
            39,643,495    1,159,005   6,016,536         0

*Broker Non-Votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
Michael L. Avery, Vice President
Henry J. Herrmann, Vice President
John M. Holliday, Vice President
Theodore W. Howard, Vice President and Treasurer
Thomas A. Mengel, Vice President
Kristen A. Richards, Vice President and Secretary
Louise D. Rieke, Vice President
Grant P. Sarris, Vice President
Daniel C. Schulte, Vice President
Mark G. Seferovich, Vice President
W. Patrick Sterner, Vice President
Daniel J. Vrabac, Vice President
James D. Wineland, Vice President




This report is submitted for the general information of the shareholders of Waddell & Reed Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied with or preceded by the Waddell & Reed Funds, Inc. current prospectus.




To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

WADDELL & REED FUNDS, INC.


Asset Strategy Fund
Growth Fund
High Income Fund
International Growth Fund
Limited-Term Bond Fund
Municipal Bond Fund
Science and Technology Fund
Total Return Fund





























------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888) WADDELL
  (888) 923-3355

Our INTERNET address is:
  http://www.waddell.com

WRR3000A(3-00)
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